As filed with the U.S. Securities and Exchange Commission on March 6, 2020

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-8352

LKCM Funds

(Exact name of registrant as specified in charter)

c/o Luther King Capital Management Corporation

301 Commerce Street, Suite 1600

Fort Worth, TX 76102

(Address of principal executive offices) (Zip code)

K&L Gates LLP

1601 K Street, NW

Washington, DC 20006

(Name and address of agent for service)

1-800-688-LKCM and 1-800-423-6369

Registrant’s telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: December 31, 2019

Item 1. Reports to Stockholders.

LKCM

FUNDS

LKCM Small Cap Equity Fund

LKCM Small-Mid Cap Equity Fund

LKCM Equity Fund

LKCM Balanced Fund

LKCM Fixed Income Fund

LKCM International Equity Fund

Annual Report

December 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the LKCM Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the LKCM Funds (if you hold your Fund shares directly with the LKCM Funds) or from your financial intermediary, such as a broker-dealer or bank (if you hold your Fund shares through a financial intermediary). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold your Fund shares directly with the LKCM Funds, you may elect to receive shareholder reports and other communications electronically from the LKCM Funds by calling 1-800-688-LKCM or, if you hold your Fund shares through a financial intermediary, by contacting your financial intermediary.

You may elect to receive all future reports on paper free of charge. If you hold your Fund shares directly with the LKCM Funds, you can inform the LKCM Funds that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-688-LKCM or, if you hold your Fund shares through a financial intermediary, contacting your financial intermediary. Your election to receive reports in paper will apply to all of the LKCM Funds you hold directly with LKCM Funds or all of the funds you hold through your financial intermediary, as applicable.

Dear Fellow Shareholders:

We report the following performance information for the LKCM Funds for indicated periods ended December 31, 2019:

Fund	Inception Date	NAV @ 12/31/19	Net Expense Ratio*, **	Gross Expense Ratio**	One Year Total Return Ended 12/31/19	Five Year Average Annualized Return Ended 12/31/19	Ten Year Average Annualized Return Ended 12/31/19	Avg. Annual Total Return Since Incept.
LKCM Equity Fund -	1/3/96	$29.02	0.81%	0.99%	29.85%	10.48%	12.41%	8.93%
S&P 500® Index(1)					31.49%	11.70%	13.56%	9.17%
LKCM Small Cap Equity Fund -	7/14/94	$16.78	1.00%	1.08%	22.70%	6.92%	10.80%	10.24%
Russell 2000® Index(2)					25.52%	8.23%	11.83%	9.28%
LKCM Small-Mid Cap Equity Fund -	5/2/11	$9.09	1.00%	1.75%	31.05%	8.13%	N/A	7.24%
Russell 2500® Index(3)					27.77%	8.93%	N/A	10.12%
LKCM International Equity Fund -	5/1/19	$10.89	1.00%	1.40%	N/A	N/A	N/A	8.97%	#
MSCI/EAFE® Index(4)					N/A	N/A	N/A	7.98%	#
LKCM Balanced Fund	12/30/97	$24.22	0.80%	1.00%	21.85%	8.30%	9.52%	6.87%
S&P 500® Index(1)					31.49%	11.70%	13.56%	7.63%
Bloomberg Barclays U.S. Intermediate
Government/Credit Bond Index(5)					6.80%	2.57%	3.05%	4.47%
LKCM Fixed Income Fund	12/30/97	$10.92	0.50%	0.78%	6.70%	2.50%	2.97%	4.25%
Bloomberg Barclays U.S. Intermediate
Government/Credit Bond Index(5)					6.80%	2.57%	3.05%	4.47%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-688-LKCM. The Funds impose a 1.00% redemption fee on shares held less than 30 days. If reflected, the fee would reduce performance shown.

*

Luther King Capital Management Corporation, the Funds’ investment adviser, has contractually agreed to waive all or a portion of its management fee and/or reimburse expenses of each Fund to maintain the expense ratios designated in the Funds’ prospectus through May 1, 2020. This expense limitation excludes interest, taxes, brokerage commissions, indirect fees and expenses related to investments in other investment companies, including money market funds, and extraordinary expenses. Investment performance, which is based on the net expense ratio, reflects fee waivers, if any, in effect during the relevant period. In the absence of such waivers, total return would be reduced. Investment performance is based upon the net expense ratio. LKCM waived management fees and/or reimbursed expenses for each Fund during the fiscal year ended December 31, 2019.

**	Expense ratios above are as reported in the Funds’ current prospectus dated May 1, 2019. Expense ratios reported for other periods in the financial highlights of this report may differ.
#

Cumulative return for the period from May 1, 2019, the LKCM International Equity Fund’s inception date, through December 31, 2019. Short term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on returns.

(1)

The S&P 500® Index is an unmanaged capitalization-weighted index of 500 selected stocks that is generally considered representative of the performance of large capitalization companies in the U.S. stock market.

(2)	The Russell 2000® Index is an unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000® Index.
(3)	The Russell 2500® Index is an unmanaged index which measures the performance of the 2,500 smallest companies in the Russell 3000® Index.
(4)

The Morgan Stanley Capital International Europe, Australia, Far East Index (“MSCI/EAFE Index”) is an unmanaged index composed of large-cap and mid-cap securities across 21 European and Pacific Basin countries. The MSCI/EAFE Index is a recognized international index and is weighted by market capitalization.

(5)

The Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index is an unmanaged market value weighted index measuring both the principal price changes of, and income provided by, the underlying universe of securities that comprise the index. Securities included in the index must meet the following criteria: fixed as opposed to variable rate; remaining maturity of one to ten years; minimum outstanding par value of $250 million; rated investment grade or higher by Moody’s Investors Service or equivalent; must be dollar denominated and non-convertible; and must be publicly issued.

Note: The indices defined above are not available for direct investment and the index performance therefore does not include fees, expenses or taxes.

2019 Review

The longest U.S. economic expansion on record, now in its eleventh year, also remains sluggish compared to other post-war expansions. We believe this lack of robust growth has contributed to the longevity of the current U.S. economic expansion. We believe that in order for the economy to grow above trend, aside from the immediate aftermath of a recession, consumers, businesses, and government must employ credit to pull forward consumption. Such action often results in a cycle of rising debt burdens which typically crest just as the business cycle turns down, often driven by the Federal Reserve acting to dampen inflation by raising interest rates. In our view, the consumer, in particular, has been quite disciplined regarding leverage and savings during this expansion, which has contributed to both its moderate pace and sustainability.

However, moderate economic growth of around 2.0% per year after inflation can lead to the perception that growth is relatively fragile. Investors spent a good portion of 2019 on recession watch as traditional warning signs, such as an inverted yield curve, slowing job gains, and contracting manufacturing activity, suggested an elevated risk of a recession. Weakness in many other global economies also reinforced these perceived recessionary concerns. Fortunately, weaker economic growth amid rising trade tensions spurred policymakers around the world into action as central banks lowered interest rates, reinstated quantitative easing, quickened the pace of money supply growth, and expanded fiscal spending.

The Federal Reserve then surprised markets in the first quarter of 2019 with a large and unexpected reversal in monetary policy. At the Federal Reserve’s first interest rate policy meeting of the year and only six weeks into 2019, the Federal Reserve signaled that it would refrain from further interest rate increases for the foreseeable future and suspend its balance sheet reduction at some point during the year. In our view, several factors appeared to contribute to the abrupt change in the course for monetary policy, including the decline in global equity markets following the December 2018 interest rate hike, declining inflation expectations, and the impact of trade tensions on global growth. We believe the sharp dovish tilt in monetary policy, combined with significant equity valuation compression during December 2018, set the stage for valuation expansion as monetary conditions eased and trade tensions moderated as 2019 progressed. We believe this confluence of events and other factors contributed to the strong performance of the markets during 2019, as measured by the 31.49% and 6.80% advances for the S&P 500® Index and the Bloomberg Barclays Intermediate Government/Credit Bond Index, respectively, for the year ended December 31, 2019.

Finally, the U.S. economy achieved a unique milestone as we closed the decade. We believe the history of recessions in the U.S. illustrates that they are a natural, though painful, part of the business cycle. The National Bureau of Economic Research marks the beginning of the first business cycle of record during the fourth quarter of 1854. In every decade since the 1850s, the U.S. economy has experienced a recession, which is generally defined as two consecutive quarters of contracting U.S. Gross Domestic Product (GDP). However, 2019 brought to a close the only decade over the past 165 years in which the U.S. economy did not experience a recession.

2020 Outlook

We believe the domestic economic outlook has become incrementally positive, as the slump in manufacturing appears to be bottoming, labor markets remain robust, monetary policy remains accommodative, and some political uncertainties appear to have diminished. Personal consumption represents roughly 70% of the U.S. economy, and the consumer remains healthy in our view. The U.S. economy created a surprisingly strong 266,000 new jobs in November 2019, aided in part by the return to work of 49,000 striking General Motors employees. Labor market strength also appears evident in the most recent November 2019 unemployment rate of 3.5%, the lowest since December 1969. We believe that tight labor markets are supportive of higher wages, which grew by 3.1% in November 2019 compared with a year earlier. The lowest paid U.S. workers appeared to be the recipients of the biggest raises as earnings for nonsupervisory workers grew by 3.7% from a year earlier, and this trend could continue in our view. Twenty-two states have ushered in higher minimum wage levels around the beginning of 2020. Only seven of these increases appear to relate to inflation adjustments, the balance of which are the result of state legislative actions or ballot initiatives passed by voters. We believe this will impact an estimated 6.8 million workers with increases ranging from a $0.10 per hour inflation-related adjustment in Florida to a $1.50 per hour increase in New Mexico and Washington. We believe that these strong labor conditions have helped lift consumer confidence back to recent highs.

The U.S. dollar finished 2019 little changed from the beginning of the year; however, we believe that it could face three potential headwinds over the coming year. First, rising global bond yields have generally narrowed the excess yield spread offered by owning U.S. bonds, potentially resulting in a decrease in demand for U.S. dollars by foreign investors. Second, we believe the U.S. dollar has historically been a counter-cyclical currency, meaning that it weakens as the economic growth between the U.S. and the rest of the world narrows. In our view, the heart of the European economy, Germany’s large manufacturing base, has been particularly hard hit over the past year as auto manufacturing firms, still reeling from emissions scandals, have been heavily impacted by declining auto exports to China and significant retooling costs to develop more electric vehicles. However, we believe that European economic growth, aided by recent easing of monetary policy by the European Central Bank, should stabilize and show signs of recovery in the coming years. Finally, the U.S. dollar generally is sensitive to changes in inflation expectations, which fell from mid-2018 through the early part of the fourth quarter of 2019. We believe that if inflation expectations were to lift slightly from depressed levels in light of easing monetary policy, the U.S. dollar could weaken, and any weakening in the U.S. dollar would likely help boost corporate earnings of domestic companies with foreign sales.

For 2020, the U.S. presidential election features prominently in the year ahead. As the election approaches, investors will parse unexpected developments, which likely will be rapidly reflected in market prices. One simple result could be higher volatility as November 2020 approaches, particularly if risk to the status quo is perceived to rise. Historically, the electorate has viewed the U.S. presidential election through the prism of the economy. Since Woodrow Wilson’s second term in 1916, in all twelve cases when the incumbent presidents avoided a recession two years before seeking another term, they went on to win reelection. Conversely, in the six instances when a recession occurred in the two year run-up to a re-election year, the incumbent lost with one exception, Calvin Coolidge, who won the election in 1924 as the incumbent after the passing of President Harding.

In summary, our projected outlook for 2020 is for the economy to continue to expand around 2% in real terms, aided by easing monetary policy as well as healthy consumption which we expect to be supported by continued strength in the labor market and real wage growth. The trade tension fever may have finally broken, which we believe should be positive for business confidence, a component of capital spending plans by businesses. As always, a market correction, generally defined as a decline of approximately 10% in the value of the equity markets, could occur at any time in our view. However, we believe a bear market, generally defined as a decline of greater than 20% in the value of the equity markets, appears less likely without an accompanying recession. We believe there is a low probability of this risk, absent a severe exogenous shock to the U.S. economy. The November 2020 elections will rightly capture the attention of investors, and there is considerable time for developments to occur in the interim.

LKCM Equity Fund

The LKCM Equity Fund returned 29.85% for the year ended December 31, 2019, as compared to the 31.49% return for the S&P 500® Index, the Fund’s benchmark. The Fund’s relative performance benefited from stock selection decisions, particularly in the Industrials, Consumer Discretionary and Healthcare sectors, which was partially offset by stock selection decisions in the Information Technology and Energy sectors. The Fund’s underweight position in the Information Technology sector detracted from the Fund’s relative performance, which was partially offset by the Fund not investing in the Utilities sector. We believe the Fund is well positioned with a portfolio of companies that we believe are high quality, have solid balance sheets, are reasonably valued, and otherwise meet our stringent investment criteria.

LKCM Small Cap Equity Fund

The LKCM Small Cap Equity Fund returned 22.70% for the year ending December 31, 2019, as compared to the 25.52% return for the Russell 2000® Index, the Fund’s benchmark. The Fund’s relative performance benefited from sector allocation decisions, particularly being overweight the Information Technology and Industrials sectors. Stock selection decisions in the Information Technology and Healthcare sectors detracted from the Fund’s relative performance, which were partially offset by stock selection decisions in the Financials and Consumer Staples sectors. The Fund also benefited during the year from six portfolio companies being acquired and seven portfolio companies graduating out of our small cap investment strategy due to market appreciation. We were pleased with the Fund’s performance in light of the tilt in the Fund’s investment strategy towards high quality growth-oriented companies. We continue to remain confident in our strategy of investing in companies that we believe are high quality and competitively advantaged and otherwise meet our stringent investment criteria.

LKCM Small-Mid Cap Equity Fund

The LKCM Small-Mid Cap Equity Fund outperformed the Russell 2500® Index, the Fund’s benchmark, for the year ended December 31, 2019, returning 31.05% as compared to the 27.77% return for the benchmark. The Fund’s relative performance benefited from sector allocation decisions, particularly being overweight the Information Technology sector and underweight the Utilities sector. The Fund’s relative performance also benefited from stock selection decisions in the Industrials, Communication Services, and Materials sectors, which was partially offset by stock selection decisions in the Healthcare and Consumer Discretionary sectors. The Fund also benefited during the year from three portfolio companies being acquired and three portfolio companies graduating out of our small-mid cap investment strategy due to market appreciation. We were pleased with the Fund’s performance in light of the tilt in the Fund’s investment strategy towards high quality growth-oriented companies. We continue to remain confident in our strategy of investing in companies that we believe are high quality and competitively advantaged and otherwise meet our stringent investment criteria.

LKCM Balanced Fund

The LKCM Balanced Fund returned 21.85% for the year ended December 31, 2019 versus the 31.49% return for the S&P 500® Index and the 6.80% return for the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index. The Fund benefited from strong stock selection in the Healthcare, Industrials and Materials sectors relative to the S&P 500® Index, which was partially offset by stock selection in the Information Technology sector. The Fund’s overweight position in the Energy sector detracted from the Fund’s relative performance, which was partially offset by the Fund not investing in the Utilities sector in the equity portfolio. The Fund’s fixed income portfolio remained focused on high quality intermediate corporate bonds, which seeks to serve the dual purpose of generating income and moderating overall risk in the Fund’s portfolio. At December 31, 2019, the Fund’s holdings consisted of approximately 69.4% equity securities, 28.3% fixed income securities, and 2.3% cash and cash equivalents, which we believe has the Fund well-positioned for the upcoming year.

LKCM Fixed Income Fund

The LKCM Fixed Income Fund returned 6.70% for the year ended December 31, 2019 compared to its benchmark, the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index, which returned 6.80% for the year ended December 31, 2019. During the year, yields declined substantially across the curve and the yield curve steepened as the Federal Reserve cut the Federal Funds rate during the second half of the year in response to slowing economic conditions. The lagged effect of cumulative monetary policy tightening that ultimately inverted the yield curve during the summer and continuing uncertainties created by escalating trade policy tensions exacerbated slowing growth around the globe and contributed to the Federal Reserve’s decision to reverse course in its monetary policy. In this environment, where longer-duration securities outperformed their shorter-duration counterparts, the Fund’s duration of approximately 3.3 years detracted from performance relative to the duration of 3.9 years for the benchmark. However, in a year characterized by sharply tighter credit spreads, corporate bonds outperformed their higher quality counterparts in the U.S. government and agency issues sector as the flight-to-quality trade reversed and lower-rated fixed income securities outperformed. As a result, the Fund’s overweight position in corporate bonds relative to the benchmark, specifically corporate bonds in the BBB-rated sector, was beneficial to the Fund’s relative performance as credit spreads tightened substantially during the year. The Fund remains largely focused on short-to-intermediate investment grade corporate bonds with strong underlying credit fundamentals in an effort to mitigate interest rate risk and credit risk in this modest growth environment.

LKCM International Equity Fund

The LKCM International Equity Fund returned 8.97% for the period from May 1, 2019, the inception date of the Fund, through December 31, 2019, as compared to the 7.98% for the MSCI EAFE Index, the Fund’s benchmark. During this period, the Fund’s relative performance benefited from an underweight position in the Financials sector and overweight positions in the Industrials, Consumer Discretionary, Information Technology and Healthcare sectors, which was partially offset by an overweight position in the Consumer Staples sector and an underweight position in the Utilities sector. The Fund’s relative performance also benefited from stock selection decisions in the Industrials, Energy, Materials and Information Technology sectors, which was partially offset by stock selection decisions in the Financials, Healthcare and Consumer Discretionary sectors. We believe the Fund is well positioned to generate attractive returns for Fund shareholders through competitively advantaged companies that we believe can generate returns in excess of their cost of capital and have good opportunities for earnings growth. In addition, we believe that the Fund’s overweight positions in the Industrials and Information Technology sectors should have the Fund well positioned for an anticipated resumption of expansionary policy in response to the decline in global economic activity throughout 2019, while we believe the Fund’s underweight position in the Financials sector will likely remain in place as lower interest rates continue to pressure bank margins.

J. Luther King, Jr., CFA, CIC

January 28, 2020

The information provided herein represents the opinion of J. Luther King, Jr., CFA, CIC and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Please refer to the Schedule of Investments found on pages 16-31 of the report for more information on Fund holdings. Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any securities.

Mutual fund investing involves risk. Principal loss is possible. Past performance is not a guarantee of future results. Investments in equity securities are subject to market risks and significant fluctuations in value. Small and medium capitalization funds typically carry additional risks, since smaller companies generally have a higher risk of failure, and, historically, their stocks have experienced a greater degree of market volatility than stocks on average. Investments in debt securities typically decrease in value when interest rates rise. This risk is greater for longer-term debt securities. Investments in mortgage backed securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. These risks are discussed in the Funds’ summary and statutory prospectuses.

Earnings growth is not a measure of future performance.

Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration.

Spread is the percentage point difference between yields of various classes of bonds compared to treasury bonds.

Yield curve is a line that plots yields (interest rates) of bonds having equal credit quality but differing maturity dates. The slope of the yield curve gives an idea of future interest rate changes and economic activity.

Bond ratings are grades given to bonds that indicate their credit quality as determined by a private independent rating service such as S&P Global. The firm evaluates a bond issuer’s financial strength, or its ability to pay a bond’s principal and interest in a timely fashion. Ratings are expressed as letters ranging from ‘AAA’, which is the highest grade, to ‘D’, which is the lowest grade. In limited situations when the rating agency has not issued a formal rating, the rating agency will classify the security as nonrated.

Investors should consider the investment objective, risks and charges and expenses of a Fund carefully before investing. Each Fund’s summary prospectus and the prospectus contain this and other information about the Fund. Investors can obtain a summary prospectus or the prospectus by calling 1-800-688-LKCM. The summary prospectus and the prospectus should be read carefully before investing in a Fund.

Quasar Distributors, LLC, distributor.

PERFORMANCE:

The following information illustrates the historical performance of the LKCM Small Cap Equity Fund as of December 31, 2019 compared to the Fund’s representative benchmark and peer group indices.

Performance data quoted represents past performance; past performance does not guarantee future results. The graph and table reflect the reinvestment of dividends and other distributions, if any, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-688-LKCM. Returns would have been lower if LKCM had not waived a portion of its management fee and/or reimbursed certain expenses of the Fund. Please see Note B to the Notes to the Financial Statements for specific information regarding management fee waiver and/or expense reimbursement arrangements for the Fund.

An index is an unmanaged portfolio and does not trade or incur any expenses. The Lipper Small-Cap Core Funds Index, however, does reflect the fees and expenses borne by the funds included in that index. One can not invest in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURN (Periods Ended December 31, 2019)

	Past 1 Year	Past 5 Years(1)	Past 10 Years(1)	Since Inception(1)(2)
LKCM Small Cap Equity Fund	22.70%	6.92%	10.80%	10.24%
Russell 2000® Index	25.52%	8.23%	11.83%	9.28%
Lipper Small-Cap Core Funds Index	24.80%	8.19%	11.40%	9.93%
(1)	Annualized.
(2)	July 14, 1994

A HYPOTHETICAL $10,000 INVESTMENT IN LKCM SMALL CAP EQUITY FUND

(for the ten years ended December 31, 2019)

The Russell 2000® Index is an unmanaged index consisting of the 2,000 smallest companies in the Russell 3000® Index.

The Lipper Small-Cap Core Funds Index is an unmanaged index generally considered representative of small cap core mutual funds tracked by Lipper, Inc.

PERFORMANCE:

The following information illustrates the historical performance of the LKCM Small-Mid Cap Equity Fund as of December 31, 2019 compared to the Fund’s benchmark and peer group indices.

Performance data quoted represents past performance; past performance does not guarantee future results. The graph and table reflect the reinvestment of dividends and other distributions, if any, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-688-LKCM. Returns would have been lower if LKCM had not waived a portion of its management fee and/or reimbursed certain expenses of the Fund. Please see Note B to the Notes to the Financial Statements for specific information regarding management fee waiver and/or expense reimbursement arrangements for the Fund.

An index is an unmanaged portfolio and does not trade or incur any expenses. The Lipper Small-Cap Core Funds Index, however, does reflect the fees and expenses borne by the funds included in that index. One can not invest in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURN (Periods Ended December 31, 2019)

	Past 1 Year	Past 5 Years(1)	Since Inception(1)(2)
LKCM Small-Mid Cap Equity Fund	31.05%	8.13%	7.24%
Russell 2500® Index	27.77%	8.93%	10.12%
Lipper Small-Cap Core Funds Index	24.80%	8.19%	9.07%
(1)	Annualized.
(2)	May 2, 2011

A HYPOTHETICAL $10,000 INVESTMENT IN LKCM SMALL-MID CAP EQUITY FUND

(for the period from May 2, 2011 (inception date) to December 31, 2019)

The Russell 2500® Index is an unmanaged index consisting of the 2,500 smallest companies in the Russell 3000® Index.

The Lipper Small-Cap Core Funds Index is an unmanaged index generally considered representative of small cap core mutual funds tracked by Lipper, Inc.

PERFORMANCE:

The following information illustrates the historical performance of the LKCM Equity Fund as of December 31, 2019 compared to the Fund’s benchmark and peer group indices.

Performance data quoted represents past performance; past performance does not guarantee future results. The graph and table reflect the reinvestment of dividends and other distributions, if any, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-688-LKCM. Returns would have been lower if LKCM had not waived a portion of its management fee and/or reimbursed certain expenses of the Fund. Please see Note B to the Notes to the Financial Statements for specific information regarding management fee waiver and/or expense reimbursement arrangements for the Fund.

An index is an unmanaged portfolio and does not trade or incur any expenses. The Lipper Large-Cap Core Funds Index, however, does reflect the fees and expenses borne by the funds included in that index. One can not invest in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURN (Periods Ended December 31, 2019)

	Past 1 Year	Past 5 Years(1)	Past 10 Years(1)	Since Inception(1)(2)
LKCM Equity Fund	29.85%	10.48%	12.41%	8.93%
S&P 500® Index	31.49%	11.70%	13.56%	9.17%
Lipper Large-Cap Core Funds Index	29.00%	10.54%	12.17%	8.12%
(1)	Annualized.
(2)	January 3, 1996

A HYPOTHETICAL $10,000 INVESTMENT IN LKCM EQUITY FUND

(for the ten years ended December 31, 2019)

The S&P 500® Index is an unmanaged capitalization-weighted index of 500 selected stocks that is generally considered representative of the performance of large capitalization companies in the U.S. stock market.

The Lipper Large-Cap Core Funds Index is an unmanaged index generally considered representative of large cap core mutual funds tracked by Lipper, Inc.

PERFORMANCE:

The following information illustrates the historical performance of the LKCM Balanced Fund as of December 31, 2019 compared to the Fund’s benchmark and peer group indices.

Performance data quoted represents past performance; past performance does not guarantee future results. The graph and table reflect the reinvestment of dividends and other distributions, if any, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-688-LKCM. Returns would have been lower if LKCM had not waived a portion of its management fee and/or reimbursed certain expenses of the Fund. Please see Note B to the Notes to the Financial Statements for specific information regarding management fee waiver and/or expense reimbursement arrangements for the Fund.

An index is an unmanaged portfolio and does not trade or incur any expenses. The Lipper Mixed-Asset Target Allocation Growth Funds Index, however, does reflect the fees and expenses borne by the funds included in that index. One can not invest in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURN (Periods Ended December 31, 2019)

	Past 1 Year	Past 5 Years(1)	Past 10 Years(1)	Since Inception(1)(2)
LKCM Balanced Fund	21.85%	8.30%	9.52%	6.87%
S&P 500® Index	31.49%	11.70%	13.56%	7.63%
Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index	6.80%	2.57%	3.05%	4.47%
Lipper Mixed-Asset Target Allocation Growth Funds Index	21.10%	7.25%	8.80%	6.46%
(1)	Annualized.
(2)	December 30, 1997

A HYPOTHETICAL $10,000 INVESTMENT IN LKCM BALANCED FUND

(for the ten years ended December 31, 2019)

The S&P 500® Index is an unmanaged capitalization-weighted index of 500 selected stocks that is generally considered representative of the performance of large capitalization companies in the U.S. stock market.

The Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index is an unmanaged market value weighted index measuring both the principal price changes of, and income provided by, the underlying universe of securities that comprise the index. Securities included in the index must meet the following criteria; fixed as opposed to variable rate; remaining maturity of one to ten years;

minimum outstanding par value of $250 million; rated investment grade or higher by Moody’s Investors Service or equivalent; must be dollar denominated and non-convertible; and must be publicly issued.

The Lipper Mixed-Asset Target Allocation Growth Funds Index is an unmanaged index generally considered representative of mutual funds tracked by Lipper, Inc. that, by portfolio practice, maintain a mix of between 60%-80% equity securities, with the remainder invested in bonds, cash and cash equivalents.

PERFORMANCE:

The following information illustrates the historical performance of the LKCM Fixed Income Fund as of December 31, 2019 compared to the Fund’s benchmark and peer group indices.

Performance data quoted represents past performance; past performance does not guarantee future results. The graph and table reflect the reinvestment of dividends and other distributions, if any, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-688-LKCM. Returns would have been lower if LKCM had not waived a portion of its management fee and/or reimbursed certain expenses of the Fund. Please see Note B to the Notes to the Financial Statements for specific information regarding management fee waiver and/or expense reimbursement arrangements for the Fund.

An index is an unmanaged portfolio and does not trade or incur any expenses. The Lipper Short Intermediate Investment-Grade Debt Funds Index, however, does reflect the fees and expenses borne by the funds included in that index. One can not invest in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURN (Periods Ended December 31, 2019)

	Past 1 Year	Past 5 Years(1)	Past 10 Years(1)	Since Inception(1)(2)
LKCM Fixed Income Fund	6.70%	2.50%	2.97%	4.25%
Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index	6.80%	2.57%	3.05%	4.47%
Lipper Short Intermediate Investment-Grade Debt Funds Index	5.60%	2.29%	2.82%	3.91%
(1)	Annualized.
(2)	December 30, 1997

A HYPOTHETICAL $10,000 INVESTMENT IN LKCM FIXED INCOME FUND

(for the ten years ended December 31, 2019)

The Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index is an unmanaged market value weighted index measuring both the principal price changes of, and income provided by, the underlying universe of securities that comprise the index. Securities included in the index must meet the following criteria: fixed as opposed to variable rate; remaining maturity of one to ten years; minimum outstanding par value of $250 million; rated investment grade or higher by Moody’s Investors Service or equivalent; must be dollar denominated and non-convertible; and must be publicly issued.

The Lipper Short Intermediate Investment-Grade Debt Funds Index is an unmanaged index generally considered representative of short intermediate investment grade mutual funds tracked by Lipper, Inc.

PERFORMANCE:

The following information illustrates the historical performance of the LKCM International Equity Fund as of December 31, 2019 compared to the Fund’s benchmark and peer group indices.

Performance data quoted represents past performance; past performance does not guarantee future results. The graph and table reflect the reinvestment of dividends and other distributions, if any, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-688-LKCM. Returns would have been lower if LKCM had not waived a portion of its management fee and/or reimbursed certain expenses of the Fund. Please see Note B to the Notes to the Financial Statements for specific information regarding management fee waiver and/or expense reimbursement arrangements for the Fund.

An index is an unmanaged portfolio and does not trade or incur any expenses. The Lipper International Large-Cap Core Funds Index, however, does reflect the fees and expenses borne by the funds included in that index. One can not invest in an unmanaged index.

CUMULATIVE TOTAL RETURN (Period Ended December 31, 2019)

Since Inception(1)
LKCM International Equity Fund	8.97%
MSCI/EAFE® Index	7.98%
Lipper International Large-Cap Core Funds Index	7.16%
(1)	May 1, 2019

A HYPOTHETICAL $10,000 INVESTMENT IN LKCM INTERNATIONAL EQUITY FUND

(for the period from May 1, 2019 (inception date) to December 31, 2019)

The Morgan Stanley Capital International Europe, Australia, Far East Index (“MSCI/EAFE Index”) is an unmanaged index composed of large-cap and mid-cap securities across 21 European and Pacific Basin countries. The MSCI/EAFE Index is a recognized international index and is weighted by market capitalization.

The Lipper International Large-Cap Core Funds Index is an unmanaged index generally considered representative of large cap core mutual funds tracked by Lipper Inc.

LKCM Funds Expense Example — December 31, 2019

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (7/1/19-12/31/19).

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Although the Funds charge no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC (doing business as U.S. Bank Global Fund Services), the Funds’ transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent. You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem your shares of the LKCM Small Cap Equity, Small-Mid Cap Equity, Equity, Balanced, Fixed Income, and International Equity Funds within 30 days of purchase, unless otherwise determined by the Funds in their discretion. To the extent the Funds invest in shares of other investment companies as part of their investment strategies, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example below includes management fees, registration fees and other expenses. However, the example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles.

HYPOTHETICAL EXAMPLES FOR COMPARISON PURPOSES

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactions costs were included, your costs would have been higher.

	LKCM Small Cap Equity Fund
	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period* 7/1/19–12/31/19
Actual	$1,000.00	$1,027.70	$5.11
Hypothetical (5% return before expense)	$1,000.00	$1,020.16	$5.09

*	Expenses are equal to the Fund’s annualized net expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

	LKCM Small-Mid Cap Equity Fund
	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period* 7/1/19–12/31/19
Actual	$1,000.00	$1,055.90	$5.18
Hypothetical (5% return before expense)	$1,000.00	$1,020.16	$5.09

*	Expenses are equal to the Fund’s annualized net expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

	LKCM Equity Fund
	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period* 7/1/19–12/31/19
Actual	$1,000.00	$1,086.60	$4.21
Hypothetical (5% return before expense)	$1,000.00	$1,021.17	$4.08

*	Expenses are equal to the Fund’s annualized net expense ratio of 0.80%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

	LKCM Balanced Fund
	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period* 7/1/19–12/31/19
Actual	$1,000.00	$1,060.40	$4.15
Hypothetical (5% return before expense)	$1,000.00	$1,021.17	$4.08

*	Expenses are equal to the Fund’s annualized net expense ratio of 0.80%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

	LKCM Fixed Income Fund
	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period* 7/1/19–12/31/19
Actual	$1,000.00	$1,017.10	$2.54
Hypothetical (5% return before expense)	$1,000.00	$1,022.68	$2.55

*	Expenses are equal to the Fund’s annualized net expense ratio of 0.50%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

	LKCM International Equity Fund
	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period 7/1/19–12/31/19
Actual	$1,000.00	$1,087.50	$5.26
Hypothetical (5% return before expense)	$1,000.00	$1,020.16	$5.09

*	Expenses are equal to the Fund’s annualized net expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

ALLOCATION OF PORTFOLIO HOLDINGS — LKCM Funds — December 31, 2019

Percentages represent market value as a percentage of total investments.

LKCM Small Cap Equity Fund

LKCM Equity Fund

LKCM Fixed Income Fund

LKCM Small-Mid Cap Equity Fund

LKCM Balanced Fund

LKCM International Equity Fund

LKCM SMALL CAP EQUITY FUND
SCHEDULE OF INVESTMENTS
December 31, 2019

COMMON STOCKS - 98.8%	Shares	Value
Aerospace & Defense - 1.5%
Mercury Systems, Inc. (a)	39,045	$2,698,400

Automobiles - 0.5%
Thor Industries, Inc.	13,340	991,029

Banks - 7.7%
BancorpSouth Bank	64,634	2,030,154
Cadence BanCorp	98,682	1,789,105
CBTX, Inc.	40,830	1,270,629
Glacier Bancorp, Inc.	51,170	2,353,308
Pinnacle Financial Partners, Inc.	36,970	2,366,080
Seacoast Banking Corp. of Florida (a)	73,490	2,246,589
Veritex Holdings, Inc.	64,067	1,866,272

		13,922,137

Biotechnology - 5.1%
Charles River Laboratories International, Inc. (a)	12,645	1,931,650
Emergent BioSolutions, Inc. (a)	36,770	1,983,742
Ligand Pharmaceuticals, Inc. (a)	22,235	2,318,888
Natera, Inc. (a)	13,590	457,847
Neogen Corp. (a)	38,510	2,513,163

		9,205,290

Building Products - 6.8%
American Woodmark Corp. (a)	23,055	2,409,478
Builders FirstSource, Inc. (a)	132,725	3,372,542
CSW Industrials, Inc.	39,040	3,006,080
PGT Innovations, Inc. (a)	122,101	1,820,526
Trex Co., Inc. (a)	19,540	1,756,255

		12,364,881

Chemicals - 2.5%
Compass Minerals International, Inc.	43,230	2,635,301
Ferro Corp. (a)	125,000	1,853,750
Ferroglobe Representation & Warranty Insurance Trust (a)(c)	302,970	—

		4,489,051

Construction & Engineering - 1.5%
EMCOR Group, Inc.	29,435	2,540,240
NV5 Global, Inc. (a)	1,668	84,151

		2,624,391

Construction Materials - 0.5%
Eagle Materials, Inc.	9,490	860,363

Consumer Finance - 0.9%
FirstCash, Inc.	21,090	1,700,487

Electronic Equipment & Instruments - 0.5%
Novanta, Inc. (a)(b)	10,400	919,776

Food Products - 3.4%
Freshpet, Inc. (a)	36,590	2,162,103
Hostess Brands, Inc. (a)	160,520	2,333,961
J&J Snack Foods Corp.	9,150	1,686,070

		6,182,134

COMMON STOCKS	Shares	Value
Health Care Equipment & Supplies - 5.1%
Cantel Medical Corp.	13,670	$969,203
Cerus Corp. (a)	5,000	21,100
Mesa Laboratories, Inc.	6,025	1,502,635
NeoGenomics, Inc. (a)	92,520	2,706,210
STAAR Surgical Co. (a)	81,705	2,873,565
ViewRay, Inc. (a)	250,000	1,055,000

		9,127,713

Health Care Providers & Services - 7.4%
HealthEquity, Inc. (a)	32,820	2,430,977
Medpace Holdings, Inc. (a)	29,760	2,501,626
Omnicell, Inc. (a)	39,775	3,250,413
R1 RCM, Inc. (a)	225,000	2,920,500
U.S. Physical Therapy, Inc.	19,240	2,200,094

		13,303,610

Health Care Technology - 1.5%
Teladoc Health, Inc. (a)	32,990	2,761,923

Hotels, Restaurants & Leisure - 3.5%
Everi Holdings, Inc. (a)	187,397	2,516,742
Planet Fitness, Inc. - Class A (a)	23,305	1,740,417
Wingstop, Inc.	23,465	2,023,387

		6,280,546

Household Durables - 1.2%
Century Communities, Inc. (a)	82,590	2,258,836

Insurance - 4.8%
Goosehead Insurance, Inc. - Class A	25,395	1,076,748
The Hanover Insurance Group, Inc.	15,330	2,095,151
Kinsale Capital Group, Inc.	22,590	2,296,499
Palomar Holdings, Inc. (a)	35,875	1,811,329
ProAssurance Corp.	39,050	1,411,267

		8,690,994

Internet & Catalog Retail - 0.4%
Revolve Group, Inc. (a)	35,000	642,600

IT Consulting & Services - 2.8%
Cass Information Systems, Inc.	25,680	1,482,763
FireEye, Inc. (a)	71,865	1,187,929
LiveRamp Holdings, Inc. (a)	48,256	2,319,666

		4,990,358

Machinery - 8.5%
Alamo Group, Inc.	16,025	2,011,939
Barnes Group, Inc.	23,900	1,480,844
Colfax Corp. (a)	42,830	1,558,156
Evoqua Water Technologies Corp. (a)	110,615	2,096,154
John Bean Technologies Corp.	14,290	1,609,911
Kennametal, Inc.	50,565	1,865,343
Rexnord Corp. (a)	77,975	2,543,545
Watts Water Technologies, Inc. - Class A	21,340	2,128,878

		15,294,770

The accompanying notes are an integral part of these financial statements.

LKCM SMALL CAP EQUITY FUND
SCHEDULE OF INVESTMENTS, CONTINUED
December 31, 2019

COMMON STOCKS	Shares	Value
Marine - 1.6%
Kirby Corp. (a)	32,725	$2,929,869

Media & Entertainment - 1.8%
Nexstar Media Group, Inc. - Class A	27,625	3,239,031
Sinclair Broadcast Group, Inc. - Class A	2,500	83,350

		3,322,381

Metals & Mining - 1.1%
Carpenter Technology Corp.	40,615	2,021,815

Multiline Retail - 1.2%
Ollie’s Bargain Outlet Holdings, Inc. (a)	33,460	2,185,273

Oil & Gas & Consumable Fuels - 2.8%
Brigham Minerals, Inc. - Class A	96,865	2,076,785
Magnolia Oil & Gas Corp. - Class A (a)	171,670	2,159,609
WPX Energy, Inc. (a)	65,790	903,955

		5,140,349

Pharmaceuticals - 1.9%
Horizon Therapeutics PLC (a)(b)	92,520	3,349,224

Real Estate Development - 1.6%
FirstService Corp. (b)	10,030	933,191
Newmark Group, Inc. - Class A	144,528	1,944,624

		2,877,815

Real Estate Investment Trusts - 2.6%
First Industrial Realty Trust, Inc.	56,255	2,335,145
PotlatchDeltic Corp.	54,340	2,351,292

		4,686,437

Software - 9.9%
ACI Worldwide, Inc. (a)	76,645	2,903,696
Appian Corp. (a)	55,740	2,129,825
Fastly, Inc. - Class A (a)	42,185	846,653
Five9, Inc. (a)	25,790	1,691,308
Instructure, Inc. (a)	43,900	2,116,419
LivePerson, Inc. (a)	51,805	1,916,785
Mimecast Ltd. (a)(b)	20,425	886,037
OneSpan Inc. (a)	84,765	1,451,177
RealPage, Inc. (a)	27,055	1,454,206
Talend SA - ADR (a)(b)	33,430	1,307,447
Zuora, Inc. - Class A (a)	87,070	1,247,713

		17,951,266

Software & Services - 3.2%
Alarm.com Holdings, Inc. (a)	20,510	881,315
Cornerstone OnDemand, Inc. (a)	38,470	2,252,418
Envestnet, Inc. (a)	32,131	2,237,282
Yext, Inc. (a)	29,015	418,396

		5,789,411

Textiles, Apparel & Luxury Goods - 1.0%
Steven Madden Ltd.	41,385	1,779,969

Thrifts & Mortgage Finance - 1.4%
Home BancShares, Inc.	128,351	2,523,381

COMMON STOCKS	Shares	Value
Trading Companies & Distributors - 2.6%
Systemax, Inc.	78,723	$1,980,671
Textainer Group Holdings Ltd. (a)(b)	99,520	1,065,859
Triton International Limited of Bermuda (b)	40,065	1,610,613

		4,657,143

TOTAL COMMON STOCKS (Cost $125,538,736)		178,523,622

SHORT-TERM INVESTMENT - 1.1%
Money Market Fund - 1.1%
Invesco Short-Term Investments Trust - Government & Agency Portfolio - Institutional Shares, 1.51% (d)	1,994,841	1,994,841

TOTAL SHORT-TERM INVESTMENT (Cost $1,994,841)		1,994,841

Total Investments - 99.9% (Cost $127,533,577)		180,518,463
Other Assets in Excess of Liabilities - 0.1%		163,972

TOTAL NET ASSETS - 100.0%		$180,682,435

ADR American Depositary Receipt

(a)	Non-income producing security.
(b)	Security issued by non-U.S. incorporated company.
(c)

Securities for which market quotations are not readily available. These securities have been valued at their fair value under procedures approved by the Fund’s Board of Trustees. Level 3 security (see Note A.1.).

(d)	The rate quoted is the annualized seven-day yield of the fund at period end.

Investments are classified by industry pursuant to the Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of Morgan Stanley Capital International, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

LKCM SMALL-MID CAP EQUITY FUND
SCHEDULE OF INVESTMENTS
December 31, 2019

COMMON STOCKS - 100.1%	Shares	Value
Aerospace & Defense - 3.3%
Hexcel Corp.	2,555	$187,307
Mercury Systems, Inc. (a)	3,335	230,482

		417,789

Banks - 2.8%
Cadence BanCorp	5,615	101,800
Pinnacle Financial Partners, Inc.	3,865	247,360

		349,160

Biotechnology - 7.6%
Charles River Laboratories International, Inc. (a)	1,745	266,566
Exact Sciences Corp. (a)	2,510	232,125
Ligand Pharmaceuticals, Inc. (a)	2,215	231,002
Neogen Corp. (a)	3,425	223,516

		953,209

Building Products - 4.1%
Builders FirstSource, Inc. (a)	13,490	342,781
Trex Co., Inc. (a)	1,975	177,513

		520,294

Capital Markets - 2.0%
LPL Financial Holdings, Inc.	2,730	251,843

Chemicals - 3.7%
Compass Minerals International, Inc.	3,505	213,665
FMC Corp.	2,525	252,045

		465,710

Construction & Engineering - 1.7%
EMCOR Group, Inc.	2,445	211,003

Consumer Finance - 0.9%
FirstCash, Inc.	1,455	117,317

Electronic Equipment & Instruments - 2.9%
FLIR Systems, Inc.	4,195	218,434
Trimble, Inc. (a)	3,380	140,912

		359,346

Food Products - 1.9%
Freshpet, Inc. (a)	4,090	241,678

Health Care Equipment & Supplies - 6.7%
Cantel Medical Corp.	2,505	177,604
PerkinElmer, Inc.	1,555	150,991
PRA Health Sciences, Inc. (a)	2,355	261,758
STAAR Surgical Co. (a)	7,050	247,949

		838,302

Health Care Providers & Services - 3.8%
HealthEquity, Inc. (a)	2,815	208,507
Omnicell, Inc. (a)	3,365	274,988

		483,495

Health Care Technology - 2.3%
Teladoc Health, Inc. (a)	3,405	285,067

COMMON STOCKS	Shares	Value
Hotels, Restaurants & Leisure - 3.0%
Planet Fitness, Inc. - Class A (a)	2,605	$194,541
Wingstop, Inc.	2,165	186,688

		381,229

Insurance - 2.2%
The Hanover Insurance Group, Inc.	2,000	273,340

Internet Software & Services - 2.0%
Euronet Worldwide, Inc. (a)	1,635	257,611

IT Consulting & Services - 1.3%
LiveRamp Holdings, Inc. (a)	3,390	162,957

Leisure Equipment & Products - 2.7%
Pool Corp.	1,595	338,746

Machinery - 4.7%
Colfax Corp. (a)	3,820	138,972
Kennametal, Inc.	5,460	201,419
Rexnord Corp. (a)	7,585	247,423

		587,814

Marine - 1.9%
Kirby Corp. (a)	2,645	236,807

Media & Entertainment - 4.5%
Live Nation Entertainment, Inc. (a)	3,310	236,566
Nexstar Media Group, Inc. - Class A	2,850	334,162

		570,728

Metals & Mining - 2.0%
Reliance Steel & Aluminum Co.	2,140	256,286

Multiline Retail - 2.7%
Five Below, Inc. (a)	1,170	149,596
Ollie’s Bargain Outlet Holdings, Inc. (a)	2,855	186,460

		336,056

Oil & Gas & Consumable Fuels - 3.2%
Parsley Energy, Inc. - Class A	8,000	151,280
WPX Energy, Inc. (a)	17,970	246,908

		398,188

Pharmaceuticals - 2.8%
Horizon Therapeutics PLC (a)(b)	9,700	351,140

Real Estate Development - 0.1%
FirstService Corp. (b)	160	14,886

Real Estate Investment Trusts - 5.1%
American Campus Communities, Inc.	3,885	182,711
First Industrial Realty Trust, Inc.	5,760	239,098
PotlatchDeltic Corp.	4,995	216,134

		637,943

Software - 7.0%
Fair Isaac Corp. (a)	675	252,909
Fortinet, Inc. (a)	1,210	129,180
Guidewire Software, Inc. (a)	1,920	210,758
Proofpoint, Inc. (a)	1,680	192,830

The accompanying notes are an integral part of these financial statements.

LKCM SMALL-MID CAP EQUITY FUND
SCHEDULE OF INVESTMENTS, CONTINUED
December 31, 2019

COMMON STOCKS	Shares	Value
Software - 7.0%, Continued
RealPage, Inc. (a)	1,885	$101,319

		886,996

Software & Services - 6.6%
Akamai Technologies, Inc. (a)	1,775	153,325
Cornerstone OnDemand, Inc. (a)	3,555	208,145
Coupa Software, Inc. (a)	1,790	261,788
Envestnet, Inc. (a)	3,000	208,890

		832,148

Textiles, Apparel & Luxury Goods - 1.1%
Columbia Sportswear Co.	1,360	136,258

Thrifts & Mortgage Finance - 1.5%
Home BancShares, Inc.	9,455	185,885

Trading Companies & Distributors - 2.0%
Watsco, Inc.	1,420	255,813

TOTAL COMMON STOCKS (Cost $9,078,181)		12,595,044

SHORT-TERM INVESTMENT - 0.0%
Money Market Fund - 0.0%
Invesco Short-Term Investments Trust - Government & Agency Portfolio - Institutional Shares, 1.51% (c)	4,730	4,730

TOTAL SHORT-TERM INVESTMENT (Cost $4,730)		4,730

Total Investments - 100.1% (Cost $9,082,911)		12,599,774
Liabilities in Excess of Other Assets - (0.1)%		(9,428)

TOTAL NET ASSETS - 100.0%		$12,590,346

(a)	Non-income producing security.
(b)	Security issued by non-U.S. incorporated company.
(c)	The rate quoted is the annualized seven-day yield of the fund at period end.

Investments are classified by industry pursuant to the Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of Morgan Stanley Capital International, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

LKCM EQUITY FUND
SCHEDULE OF INVESTMENTS
December 31, 2019

COMMON STOCKS - 94.8%	Shares	Value
Aerospace & Defense - 2.5%
Honeywell International, Inc.	52,800	$9,345,600

Banks - 7.4%
Bank of America Corp.	242,000	8,523,240
Comerica, Inc.	149,000	10,690,750
Cullen/Frost Bankers, Inc.	65,000	6,355,700
Glacier Bancorp, Inc.	60,000	2,759,400

		28,329,090

Beverages - 3.7%
The Coca-Cola Co.	80,000	4,428,000
Keurig Dr Pepper, Inc.	100,000	2,895,000
PepsiCo, Inc.	49,000	6,696,830

		14,019,830

Biotechnology - 1.8%
Amgen, Inc.	28,000	6,749,960

Chemicals - 5.9%
Air Products & Chemicals, Inc.	21,000	4,934,790
Ecolab, Inc.	45,000	8,684,550
FMC Corp.	90,000	8,983,800

		22,603,140

Commercial Services & Supplies - 3.5%
Cintas Corp.	16,000	4,305,280
Waste Connections, Inc. (b)	97,500	8,852,025

		13,157,305

Computers & Peripherals - 2.3%
Apple, Inc.	30,000	8,809,500

Diversified Financials - 3.7%
JPMorgan Chase & Co.	102,000	14,218,800

Electrical Equipment & Instruments - 4.7%
Franklin Electric Co., Inc.	85,000	4,872,200
Rockwell Automation, Inc.	25,000	5,066,750
Roper Technologies, Inc.	23,000	8,147,290

		18,086,240

Electronic Equipment & Instruments - 2.3%
National Instruments Corp.	55,000	2,328,700
Trimble, Inc. (a)	150,000	6,253,500

		8,582,200

Food Products - 0.8%
Mondelez International, Inc. - Class A	54,000	2,974,320

Health Care Equipment & Supplies - 7.8%
Danaher Corp.	72,000	11,050,560
PerkinElmer, Inc.	100,000	9,710,000
Thermo Fisher Scientific, Inc.	27,200	8,836,464

		29,597,024

Household Products - 2.8%
Kimberly-Clark Corp.	50,000	6,877,500
The Procter & Gamble Co.	30,000	3,747,000

		10,624,500

COMMON STOCKS	Shares	Value
Internet & Catalog Retail - 2.4%
Amazon.com, Inc. (a)	5,000	$9,239,200

IT Consulting & Services - 2.1%
PayPal Holdings, Inc. (a)	75,000	8,112,750

Machinery - 6.1%
Generac Holdings, Inc. (a)	107,000	10,763,130
The Toro Co.	74,000	5,895,580
Valmont Industries, Inc.	45,000	6,740,100

		23,398,810

Marine - 0.9%
Kirby Corp. (a)	40,000	3,581,200

Media & Entertainment - 4.6%
Alphabet, Inc. - Class A (a)	7,000	9,375,730
Facebook, Inc. - Class A (a)	27,000	5,541,750
Live Nation Entertainment, Inc. (a)	35,000	2,501,450

		17,418,930

Metals & Mining - 1.0%
Newmont Goldcorp Corp.	90,000	3,910,500

Oil & Gas & Consumable Fuels - 4.9%
Cabot Oil & Gas Corp.	190,000	3,307,900
ConocoPhillips	91,500	5,950,245
EOG Resources, Inc.	65,000	5,444,400
Occidental Petroleum Corp.	100,000	4,121,000

		18,823,545

Personal Products - 1.6%
The Estee Lauder Cos., Inc. - Class A	30,000	6,196,200

Pharmaceuticals - 5.0%
Merck & Co., Inc.	80,000	7,276,000
Pfizer, Inc.	115,000	4,505,700
Zoetis, Inc.	53,500	7,080,725

		18,862,425

Road & Rail - 2.8%
Kansas City Southern	40,000	6,126,400
Union Pacific Corp.	24,000	4,338,960

		10,465,360

Software - 7.1%
Adobe, Inc. (a)	30,000	9,894,300
Microsoft Corp.	97,000	15,296,900
RealPage, Inc. (a)	35,000	1,881,250

		27,072,450

Software & Services - 2.8%
Akamai Technologies, Inc. (a)	90,000	7,774,200
LogMeIn, Inc.	35,000	3,000,900

		10,775,100

Specialty Retail - 1.7%
The Home Depot, Inc.	30,000	6,551,400

The accompanying notes are an integral part of these financial statements.

LKCM EQUITY FUND
SCHEDULE OF INVESTMENTS, CONTINUED
December 31, 2019

COMMON STOCKS	Shares	Value
Textiles, Apparel & Luxury Goods - 2.6%
VF Corp.	100,000	$9,966,000

TOTAL COMMON STOCKS (Cost $178,584,679)		361,471,379

	Principal
SHORT-TERM INVESTMENTS - 5.0%
U.S. Treasury Note - 1.1%
1.625%, 03/15/2020	$4,300,000	4,299,748

	Shares
Money Market Funds - 3.9%
Invesco Short-Term Investments Trust - Government & Agency Portfolio - Institutional Shares, 1.51% (c)	10,784,093	10,784,093
Morgan Stanley Institutional Liquidity Funds - Government Portfolio - Institutional Shares, 1.48% (c)	4,096,867	4,096,867

		14,880,960

TOTAL SHORT-TERM INVESTMENTS (Cost $19,175,292)		19,180,708

Total Investments - 99.8% (Cost $197,759,971)		380,652,087
Other Assets in Excess of Liabilities - 0.2%		654,886

TOTAL NET ASSETS - 100.0%		$381,306,973

(a)	Non-income producing security.
(b)	Security issued by non-U.S. incorporated company.
(c)	The rate quoted is the annualized seven-day yield of the fund at period end.

Investments are classified by industry pursuant to the Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of Morgan Stanley Capital International, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

LKCM BALANCED FUND
SCHEDULE OF INVESTMENTS
December 31, 2019

COMMON STOCKS - 69.2%	Shares	Value
Aerospace & Defense - 2.2%
Honeywell International, Inc.	6,100	$1,079,700
L3Harris Technologies, Inc.	6,300	1,246,581

		2,326,281

Banks - 4.4%
Bank of America Corp.	38,500	1,355,970
Comerica, Inc.	13,500	968,625
Cullen/Frost Bankers, Inc.	9,900	968,022
Truist Financial Corp.	4,014	226,068
Zions Bancorp N.A.	20,000	1,038,400

		4,557,085

Beverages - 1.8%
The Coca-Cola Co.	17,600	974,160
PepsiCo, Inc.	6,700	915,689

		1,889,849

Biotechnology - 1.2%
Charles River Laboratories International, Inc. (a)	8,100	1,237,356

Chemicals - 5.7%
Air Products and Chemicals, Inc.	5,500	1,292,445
Corteva, Inc.	21,358	631,342
DuPont de Nemours, Inc.	8,158	523,744
Ecolab, Inc.	4,800	926,352
FMC Corp.	13,700	1,367,534
Linde PLC (b)	5,500	1,170,950

		5,912,367

Commercial Services & Supplies - 2.1%
Cintas Corp.	4,000	1,076,320
Waste Management, Inc.	10,000	1,139,600

		2,215,920

Communications Equipment - 0.7%
QUALCOMM, Inc.	8,000	705,840

Computers & Peripherals - 1.6%
Apple, Inc.	5,550	1,629,757

Construction Materials - 1.1%
Martin Marietta Materials, Inc.	4,100	1,146,524

Diversified Financials - 2.4%
JPMorgan Chase & Co.	9,500	1,324,300
Moody’s Corp.	4,700	1,115,827

		2,440,127

Diversified Telecommunication Services - 2.0%
AT&T, Inc.	26,689	1,043,006
Verizon Communications, Inc.	16,341	1,003,338

		2,046,344

Electrical Equipment & Instruments - 2.0%
Emerson Electric Co.	15,600	1,189,656
Rockwell Automation, Inc.	4,500	912,015

		2,101,671

COMMON STOCKS	Shares	Value
Electronic Equipment & Instruments - 2.1%
FLIR Systems, Inc.	13,700	$713,359
National Instruments Corp.	12,800	541,952
Trimble, Inc. (a)	22,200	925,518

		2,180,829

Food & Drug Retailing - 0.9%
Walmart, Inc.	8,300	986,372

Food Products - 0.7%
Mondelez International, Inc. - Class A	13,400	738,072

Health Care Equipment & Supplies - 4.6%
Becton, Dickinson & Co.	4,400	1,196,668
Danaher Corp.	7,400	1,135,752
Medtronic PLC (b)	4,100	465,145
PerkinElmer, Inc.	10,100	980,710
Thermo Fisher Scientific, Inc.	3,100	1,007,097

		4,785,372

Household Products - 2.1%
Colgate-Palmolive Co.	13,600	936,224
Kimberly-Clark Corp.	6,000	825,300
The Procter & Gamble Co.	3,500	437,150

		2,198,674

Internet & Catalog Retail - 1.2%
Amazon.com, Inc. (a)	650	1,201,096

IT Consulting & Services - 3.5%
Black Knight, Inc. (a)	18,400	1,186,432
PayPal Holdings, Inc. (a)	11,800	1,276,406
Visa, Inc. - Class A	6,100	1,146,190

		3,609,028

Machinery - 1.7%
Fortive Corp.	11,300	863,207
Stanley Black & Decker, Inc.	5,400	894,996

		1,758,203

Marine - 0.9%
Kirby Corp. (a)	10,200	913,206

Media & Entertainment - 2.5%
Alphabet, Inc. - Class C (a)	925	1,236,744
The Walt Disney Co.	9,500	1,373,985

		2,610,729

Oil & Gas & Consumable Fuels - 4.1%
Cabot Oil & Gas Corp.	25,900	450,919
Chevron Corp.	7,295	879,120
ConocoPhillips	11,400	741,342
EOG Resources, Inc.	8,600	720,336
Exxon Mobil Corp.	4,633	323,291
Pioneer Natural Resources Co.	4,100	620,617
WPX Energy, Inc. (a)	41,000	563,340

		4,298,965

Pharmaceuticals - 4.3%
Abbott Laboratories	13,500	1,172,610

The accompanying notes are an integral part of these financial statements.

LKCM BALANCED FUND
SCHEDULE OF INVESTMENTS, CONTINUED
December 31, 2019

COMMON STOCKS	Shares	Value
Pharmaceuticals - 4.3%, Continued
Merck & Co., Inc.	13,200	$1,200,540
Pfizer, Inc.	18,100	709,158
Zoetis, Inc.	10,326	1,366,646

		4,448,954

Real Estate Investment Trusts - 1.4%
American Tower Corp.	6,300	1,447,866

Road & Rail - 0.9%
Union Pacific Corp.	5,100	922,029

Software - 5.7%
Adobe, Inc. (a)	3,300	1,088,373
Microsoft Corp.	9,800	1,545,460
Oracle Corp.	17,800	943,044
RealPage, Inc. (a)	20,900	1,123,375
salesforce.com, Inc. (a)	7,400	1,203,536

		5,903,788

Software & Services - 1.2%
Akamai Technologies, Inc. (a)	14,800	1,278,424

Specialty Retail - 1.7%
The Home Depot, Inc.	6,500	1,419,470
O’Reilly Automotive, Inc. (a)	700	306,782

		1,726,252

Textiles, Apparel & Luxury Goods - 2.5%
NIKE, Inc. - Class B	11,600	1,175,196
VF Corp.	14,700	1,465,002

		2,640,198

TOTAL COMMON STOCKS (Cost $46,053,691)		71,857,178

CORPORATE BONDS - 29.4%	Principal Amount
Aerospace & Defense - 0.3%
Rockwell Collins, Inc.
3.700%, 12/15/2023 Callable 09/15/2023	$250,000	263,724

Air Freight & Logistics - 1.0%
FedEx Corp.
2.700%, 04/15/2023	425,000	431,412
United Parcel Service, Inc.
2.450%, 10/01/2022	600,000	609,821

		1,041,233

Banks - 3.2%
Bank of America Corp.:
2.625%, 10/19/2020	400,000	402,342
2.625%, 04/19/2021	250,000	252,351
The Bank of New York Mellon Corp.:
2.450%, 11/27/2020 Callable 10/27/2020	350,000	351,773

CORPORATE BONDS	Principal Amount	Value
Banks - 3.2%, Continued
2.500%, 04/15/2021 Callable 03/15/2021	$200,000	$201,428
Comerica Bank
2.500%, 07/23/2024	300,000	303,834
Comerica, Inc.
3.700%, 07/31/2023 Callable 06/30/2023	475,000	499,643
Truist Bank:
2.625%, 01/15/2022 Callable 12/15/2021	500,000	506,857
4.050%, 11/03/2025 Callable 09/03/2025	385,000	423,286
3.300%, 05/15/2026 Callable 04/15/2026	400,000	416,658

		3,358,172

Beverages - 0.4%
PepsiCo, Inc.
3.000%, 08/25/2021	415,000	423,379

Biotechnology - 1.4%
AbbVie, Inc.
2.850%, 05/14/2023 Callable 04/14/2023	250,000	255,142
3.200%, 05/14/2026 Callable 02/14/2026	600,000	622,258
Amgen, Inc.:
2.700%, 05/01/2022 Callable 03/01/2022	325,000	329,488
3.625%, 05/22/2024 Callable 02/22/2024	250,000	264,330

		1,471,218

Chemicals - 0.5%
Ecolab, Inc.
3.250%, 01/14/2023 Callable 11/14/2022	500,000	516,273

Communications Equipment - 0.9%
Cisco Systems, Inc.
2.200%, 02/28/2021	275,000	276,674
QUALCOMM, Inc.
2.900%, 05/20/2024 Callable 03/20/2024	600,000	620,867

		897,541

Computers & Peripherals - 1.1%
Apple, Inc.:
2.850%, 05/06/2021	500,000	507,837
2.500%, 02/09/2025	250,000	254,822
3.200%, 05/13/2025	55,000	58,162
International Business Machines Corp.
2.250%, 02/19/2021	350,000	351,357

		1,172,178

The accompanying notes are an integral part of these financial statements.

LKCM BALANCED FUND
SCHEDULE OF INVESTMENTS, CONTINUED
December 31, 2019

CORPORATE BONDS	Principal Amount	Value
Consumer Finance - 0.8%
American Express Co.:
3.400%, 02/27/2023 Callable 01/27/2023	$125,000	$129,871
3.700%, 08/03/2023 Callable 07/03/2023	300,000	315,605
3.000%, 10/30/2024 Callable 09/29/2024	350,000	362,108

		807,584

Diversified Financials - 0.9%
JPMorgan Chase & Co.:
2.400%, 06/07/2021 Callable 05/07/2021	400,000	402,734
3.250%, 09/23/2022	100,000	103,498
3.375%, 05/01/2023	225,000	233,957
3.200%, 06/15/2026 Callable 03/15/2026	200,000	209,123

		949,312

Diversified Telecommunication Services - 0.5%
Verizon Communications, Inc.:
2.450%, 11/01/2022 Callable 08/01/2022	200,000	202,743
3.500%, 11/01/2024 Callable 08/01/2024	250,000	265,275

		468,018

Electrical Equipment & Instruments - 1.2%
Emerson Electric Co.:
2.625%, 02/15/2023 Callable 11/15/2022	400,000	410,777
3.150%, 06/01/2025 Callable 03/01/2025	200,000	209,661
Roper Technologies, Inc.
2.800%, 12/15/2021 Callable 11/15/2021	600,000	609,118

		1,229,556

Electronic Equipment & Instruments - 0.5%
Trimble, Inc.
4.150%, 06/15/2023 Callable 05/15/2023	500,000	527,316

Food & Drug Retailing - 1.1%
Costco Wholesale Corp.
2.250%, 02/15/2022	400,000	404,413
Walmart, Inc.
3.550%, 06/26/2025 Callable 04/26/2025	700,000	752,522

		1,156,935

Health Care Equipment & Supplies - 0.3%
Danaher Corp.
3.350%, 09/15/2025 Callable 06/15/2025	250,000	266,134

CORPORATE BONDS	Principal Amount	Value
Health Care Providers & Services - 0.4%
CVS Health Corp.
2.125%, 06/01/2021 Callable 05/01/2021	$400,000	$400,785

Hotels, Restaurants & Leisure - 0.3%
McDonald’s Corp.:
2.750%, 12/09/2020 Callable 11/09/2020	200,000	201,408
3.625%, 05/20/2021	100,000	102,556

		303,964

Insurance - 0.7%
Berkshire Hathaway, Inc.
2.200%, 03/15/2021 Callable 02/15/2021	710,000	712,904

Internet & Catalog Retail - 0.7%
Amazon.com, Inc.
3.300%, 12/05/2021 Callable 10/05/2021	695,000	715,341

Machinery - 0.7%
Illinois Tool Works, Inc.
3.500%, 03/01/2024 Callable 12/01/2023	715,000	758,786

Media & Entertainment - 1.2%
Alphabet, Inc.:
3.375%, 02/25/2024	600,000	638,645
1.998%, 08/15/2026 Callable 05/15/2026	200,000	199,172
TWDC Enterprises 18 Corp.
2.300%, 02/12/2021	420,000	422,873

		1,260,690

Oil & Gas & Consumable Fuels - 5.0%
Chevron Corp.
2.411%, 03/03/2022 Callable 01/03/2022	500,000	506,751
ConocoPhillips
2.400%, 12/15/2022 Callable 09/15/2022	490,000	495,760
Enterprise Products Operating, LLC:
2.850%, 04/15/2021 Callable 03/15/2021	500,000	505,275
3.750%, 02/15/2025 Callable 11/15/2024	300,000	319,923
EOG Resources, Inc.
2.625%, 03/15/2023 Callable 12/15/2022	600,000	611,520
Exxon Mobil Corp.:
2.222%, 03/01/2021 Callable 02/01/2021	325,000	326,990
2.709%, 03/06/2025 Callable 12/06/2024	255,000	263,805
3.043%, 03/01/2026 Callable 12/01/2025	400,000	419,980

The accompanying notes are an integral part of these financial statements.

LKCM BALANCED FUND
SCHEDULE OF INVESTMENTS, CONTINUED
December 31, 2019

CORPORATE BONDS	Principal Amount	Value
Oil & Gas & Consumable Fuels - 5.0%, Continued
Kinder Morgan Energy Partners, L.P.
3.950%, 09/01/2022 Callable 06/01/2022	$400,000	$417,034
Occidental Petroleum Corp.:
2.600%, 04/15/2022 Callable 03/15/2022	500,000	503,933
3.500%, 06/15/2025 Callable 03/15/2025	250,000	258,370
Schlumberger Investment SA (b)
3.650%, 12/01/2023 Callable 09/01/2023	500,000	529,406

		5,158,747

Pharmaceuticals - 1.6%
Abbott Laboratories:
3.400%, 11/30/2023 Callable 09/30/2023	480,000	504,958
3.875%, 09/15/2025 Callable 06/15/2025	255,000	277,967
Bristol-Myers Squibb Co. (c)
3.625%, 05/15/2024 Callable 02/15/2024	250,000	264,376
Merck & Co., Inc.
2.350%, 02/10/2022	650,000	656,696

		1,703,997

Real Estate Investment Trusts - 0.6%
American Tower Corp.
3.375%, 10/15/2026 Callable 07/15/2026	635,000	660,789

Road & Rail - 0.8%
Burlington Northern Santa Fe, LLC
3.000%, 03/15/2023 Callable 12/15/2022	600,000	616,781
Union Pacific Corp.
3.750%, 07/15/2025 Callable 05/15/2025	200,000	214,607

		831,388

Semiconductor Equipment & Products - 1.0%
Intel Corp.
3.700%, 07/29/2025 Callable 04/29/2025	500,000	541,252
Texas Instruments Inc.
2.750%, 03/12/2021 Callable 02/12/2021	470,000	474,946

		1,016,198

Software - 1.2%
Microsoft Corp.:
2.375%, 02/12/2022 Callable 01/12/2022	400,000	405,563
3.125%, 11/03/2025 Callable 08/03/2025	230,000	243,316

CORPORATE BONDS	Principal Amount	Value
Software - 1.2%, Continued
Oracle Corp.
2.800%, 07/08/2021	$625,000	$634,715

		1,283,594

Specialty Retail - 1.1%
The Home Depot, Inc.:
2.625%, 06/01/2022 Callable 05/01/2022	290,000	295,981
2.800%, 09/14/2027 Callable 06/14/2027	500,000	520,558
O’Reilly Automotive, Inc.
4.875%, 01/14/2021 Callable 10/14/2020	300,000	306,892

		1,123,431

TOTAL CORPORATE BONDS (Cost $29,832,975)		30,479,187

SHORT-TERM INVESTMENT - 0.4%	Shares
Money Market Fund - 0.4%
Invesco Short-Term Investments Trust - Government & Agency Portfolio - Institutional Shares, 1.51% (d)	464,623	464,623

TOTAL SHORT-TERM INVESTMENT (Cost $464,623)		464,623

Total Investments - 99.0% (Cost $76,351,289)		102,800,988
Other Assets in Excess of Liabilities - 1.0%		1,023,619

TOTAL NET ASSETS - 100.0%		$103,824,607

(a)	Non-income producing security.
(b)	Security issued by non-U.S. incorporated company.
(c)

Rule 144A security. Resale to the public may require registration or may extend only to qualified institutional buyers. The fair market value of the Rule 144A securities was $264,376 representing 0.3% of the Fund’s total net assets.

(d)	The rate quoted is the annualized seven-day yield of the fund at period end.

Investments are classified by industry pursuant to the Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of Morgan Stanley Capital International, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

LKCM FIXED INCOME FUND
SCHEDULE OF INVESTMENTS
December 31, 2019

CORPORATE BONDS - 76.0%	Principal Amount	Value
Aerospace & Defense - 0.7%
Rockwell Collins, Inc.
3.700%, 12/15/2023 Callable 09/15/2023	$1,750,000	$1,846,065

Air Freight & Logistics - 1.3%
FedEx Corp.
3.250%, 04/01/2026 Callable 01/01/2026	3,500,000	3,645,712

Banks - 9.8%
Bank of America Corp.:
2.625%, 10/19/2020	2,600,000	2,615,223
2.625%, 04/19/2021	1,704,000	1,720,027
3.146% (3 Month LIBOR USD + 1.180%), 10/21/2022 (a) Callable 10/21/2021	2,975,000	3,019,264
4.450%, 03/03/2026	2,000,000	2,198,288
The Bank of New York Mellon Corp.
2.800%, 05/04/2026 Callable 02/04/2026	300,000	308,778
Comerica, Inc.
3.700%, 07/31/2023 Callable 06/30/2023	2,000,000	2,103,762
Truist Bank:
2.625%, 01/15/2022 Callable 12/15/2021	3,700,000	3,750,743
3.200%, 04/01/2024 Callable 03/01/2024	2,500,000	2,602,871
3.300%, 05/15/2026 Callable 04/15/2026	4,333,000	4,513,453
Truist Financial Corp.
2.464% (3 Month LIBOR USD + 0.570%), 06/15/2020 (a)	2,000,000	2,003,856
Wells Fargo & Co. 4.125%, 08/15/2023	2,000,000	2,124,967

		26,961,232

Chemicals - 0.7%
Ecolab, Inc.
2.375%, 08/10/2022 Callable 07/10/2022	1,925,000	1,945,340

Communications Equipment - 0.4%
QUALCOMM, Inc.
2.900%, 05/20/2024 Callable 03/20/2024	1,000,000	1,034,777

Computers & Peripherals - 2.3%
Apple, Inc.:
2.400%, 05/03/2023	3,250,000	3,307,517
2.500%, 02/09/2025	2,975,000	3,032,388

		6,339,905

CORPORATE BONDS	Principal Amount	Value
Consumer Finance - 3.4%
American Express Co.:
2.266% (3 Month LIBOR USD + 0.330%), 10/30/2020 (a) Callable 09/29/2020	$2,000,000	$2,002,896
3.000%, 10/30/2024 Callable 09/29/2024	2,000,000	2,069,188
4.200%, 11/06/2025 Callable 10/06/2025	2,000,000	2,206,645
American Express Credit Corp.
2.375%, 05/26/2020 Callable 04/25/2020	3,000,000	3,003,801

		9,282,530

Containers & Packaging - 2.0%
Ball Corp.:
5.000%, 03/15/2022	2,000,000	2,118,560
5.250%, 07/01/2025	3,000,000	3,347,505

		5,466,065

Diversified Financials - 4.3%
JPMorgan Chase & Co.:
2.889% (3 Month LIBOR USD + 0.955%), 01/23/2020 (a)	3,082,000	3,083,815
2.840% (3 Month LIBOR USD + 0.900%), 04/25/2023 (a) Callable 04/25/2022	2,409,000	2,430,909
3.375%, 05/01/2023	2,000,000	2,079,615
3.300%, 04/01/2026 Callable 01/01/2026	3,500,000	3,687,083
3.200%, 06/15/2026 Callable 03/15/2026	636,000	665,013

		11,946,435

Diversified Telecommunication Services - 7.3%
AT&T, Inc.:
2.951% (3 Month LIBOR USD + 0.950%), 07/15/2021 (a)	2,975,000	3,004,081
3.800%, 02/15/2027 Callable 11/15/2026	2,000,000	2,135,296
4.250%, 03/01/2027 Callable 12/01/2026	4,000,000	4,396,973
CenturyLink, Inc.
5.800%, 03/15/2022	2,500,000	2,632,625
Verizon Communications, Inc.:
2.894% (3 Month LIBOR USD + 1.000%), 03/16/2022 (a)	2,200,000	2,237,467
2.450%, 11/01/2022 Callable 08/01/2022	1,750,000	1,773,997
3.500%, 11/01/2024 Callable 08/01/2024	1,750,000	1,856,926
4.125%, 03/16/2027	2,000,000	2,222,292

		20,259,657

The accompanying notes are an integral part of these financial statements.

LKCM FIXED INCOME FUND
SCHEDULE OF INVESTMENTS, CONTINUED
December 31, 2019

CORPORATE BONDS	Principal Amount	Value
Electrical Equipment & Instruments - 2.8%
Emerson Electric Co.:
2.625%, 12/01/2021 Callable 11/01/2021	$950,000	$966,435
3.150%, 06/01/2025 Callable 03/01/2025	5,000,000	5,241,528
Rockwell Automation, Inc.
2.875%, 03/01/2025 Callable 12/01/2024	1,440,000	1,481,846

		7,689,809

Electronic Equipment & Instruments - 1.7%
Trimble, Inc.
4.150%, 06/15/2023 Callable 05/15/2023	4,500,000	4,745,843

Health Care Equipment & Supplies - 5.4%
Danaher Corp.
3.350%, 09/15/2025 Callable 06/15/2025	5,500,000	5,854,959
Thermo Fisher Scientific, Inc.:
4.150%, 02/01/2024 Callable 11/01/2023	4,500,000	4,825,132
2.950%, 09/19/2026 Callable 06/19/2026	4,000,000	4,116,846

		14,796,937

Health Care Providers & Services - 2.4%
CVS Health Corp.:
2.605% (3 Month LIBOR USD + 0.720%), 03/09/2021 (a)	4,500,000	4,528,646
4.125%, 05/15/2021 Callable 02/15/2021	2,000,000	2,051,616

		6,580,262

Household Products - 0.3%
The Procter & Gamble Co.
8.000%, 09/01/2024	775,000	982,900

Internet & Catalog Retail - 1.8%
Amazon.com, Inc.
2.500%, 11/29/2022 Callable 08/29/2022	5,000,000	5,102,312

Media & Entertainment - 2.2%
Alphabet, Inc.:
3.375%, 02/25/2024	4,000,000	4,257,637
1.998%, 08/15/2026 Callable 05/15/2026	1,725,000	1,717,858

		5,975,495

Multiline Retail - 1.7%
Family Dollar Stores, Inc. 5.000%, 02/01/2021	4,500,000	4,658,535

CORPORATE BONDS	Principal Amount	Value
Oil & Gas & Consumable Fuels - 8.9%
Chevron Corp.:
2.411%, 03/03/2022 Callable 01/03/2022	$1,450,000	$1,469,577
2.355%, 12/05/2022 Callable 09/05/2022	1,000,000	1,014,568
2.954%, 05/16/2026 Callable 02/16/2026	1,870,000	1,956,125
ConocoPhillips Co.
2.810% (3 Month LIBOR USD + 0.900%), 05/15/2022 (a)	700,000	710,346
Enterprise Products Operating, LLC:
2.800%, 02/15/2021	2,000,000	2,019,552
3.750%, 02/15/2025 Callable 11/15/2024	5,463,000	5,825,799
Kinder Morgan Energy Partners, L.P.
4.250%, 09/01/2024 Callable 06/01/2024	3,000,000	3,215,081
Kinder Morgan Inc.
3.281% (3 Month LIBOR USD + 1.280%), 01/15/2023 (a)	2,000,000	2,029,312
Occidental Petroleum Corp.:
2.600%, 04/15/2022 Callable 03/15/2022	3,125,000	3,149,581
3.500%, 06/15/2025 Callable 03/15/2025	3,000,000	3,100,443

		24,490,384

Pharmaceuticals - 2.5%
Abbott Laboratories
3.400%, 11/30/2023 Callable 09/30/2023	1,750,000	1,840,991
Bristol-Myers Squibb Co. (b)
3.625%, 05/15/2024 Callable 02/15/2024	4,750,000	5,023,145

		6,864,136

Real Estate Investment Trusts - 3.8%
American Tower Corp.:
3.500%, 01/31/2023	3,500,000	3,629,322
5.000%, 02/15/2024	2,500,000	2,751,268
3.375%, 10/15/2026 Callable 07/15/2026	4,030,000	4,193,667

		10,574,257

Road & Rail - 5.0%
Burlington Northern Santa Fe, LLC
3.000%, 03/15/2023 Callable 12/15/2022	4,695,000	4,826,313
Union Pacific Corp.:
2.250%, 06/19/2020 Callable 05/19/2020	4,125,000	4,129,781
3.250%, 01/15/2025 Callable 10/15/2024	1,500,000	1,572,833

The accompanying notes are an integral part of these financial statements.

LKCM FIXED INCOME FUND
SCHEDULE OF INVESTMENTS, CONTINUED
December 31, 2019

CORPORATE BONDS	Principal Amount	Value
Road & Rail - 5.0%, Continued
3.750%, 07/15/2025 Callable 05/15/2025	$3,025,000	$3,245,932

		13,774,859

Semiconductor Equipment & Products - 0.9%
Intel Corp.
3.700%, 07/29/2025 Callable 04/29/2025	2,250,000	2,435,634

Software - 1.7%
Oracle Corp.
3.250%, 11/15/2027 Callable 08/15/2027	4,500,000	4,773,304

Software & Services - 0.9%
Sabre GLBL, Inc. (b)
5.375%, 04/15/2023 Callable 1/31/2020	2,500,000	2,566,462

Specialty Retail - 1.8%
The Home Depot Inc.
2.950%, 06/15/2029 Callable 03/15/2029	2,500,000	2,604,403
O’Reilly Automotive, Inc.
4.875%, 01/14/2021 Callable 10/14/2020	2,203,000	2,253,613

		4,858,016

TOTAL CORPORATE BONDS (Cost $203,995,560)		209,596,863

U.S. GOVERNMENT ISSUES - 10.1%
U.S. Treasury Inflation Indexed Bonds - 1.4%
0.625%, 01/15/2024	3,860,220	3,942,526

U.S. Treasury Notes - 8.7%
2.000%, 07/31/2020	2,000,000	2,004,258
1.750%, 07/15/2022	2,000,000	2,008,125
2.000%, 02/15/2023	2,000,000	2,023,984
2.000%, 02/15/2025	2,000,000	2,029,531
2.000%, 08/15/2025	1,000,000	1,013,984
1.625%, 02/15/2026	2,000,000	1,982,930
2.375%, 05/15/2027	4,000,000	4,150,078
2.750%, 02/15/2028	2,000,000	2,132,734
2.875%, 08/15/2028	3,000,000	3,236,250
3.125%, 11/15/2028	3,000,000	3,301,524

		23,883,398

TOTAL U.S. GOVERNMENT ISSUES (Cost $26,779,838)		27,825,924

U.S. GOVERNMENT SPONSORED ENTITIES - 12.1%	Principal Amount	Value
Fannie Mae - 0.4%
2.000%, 10/26/2021 (c) Callable 01/26/2020	$1,040,000	$1,040,160

Federal Home Loan Bank - 0.5%
2.500%, 05/15/2026 (c) Callable 05/15/2020	1,400,000	1,401,628

Freddie Mac - 11.2%
1.500%, 08/25/2021 (c) Callable 02/25/2020	1,600,000	1,598,282
2.375%, 01/13/2022	2,000,000	2,031,231
2.000%, 10/27/2023 (c) Callable 01/27/2020	4,500,000	4,500,011
1.750%, 12/04/2023 (c) Callable 03/04/2020	3,000,000	2,998,349
2.000%, 09/30/2024 (c) Callable 03/20/2020	2,326,000	2,309,769
2.000%, 10/10/2024 (c) Callable 01/10/2020	862,000	861,134
2.000%, 10/10/2024 (c) Callable 01/10/2020	3,200,000	3,193,635
2.000%, 10/21/2024 (c) Callable 04/21/2020	2,500,000	2,497,614
2.000%, 11/08/2024 (c) Callable 05/08/2020	3,000,000	2,989,010
1.875%, 11/27/2024 (c) Callable 02/27/2020	2,000,000	1,998,707
1.900%, 12/23/2024 (c) Callable 06/23/2020	4,000,000	3,996,643
1.950%, 12/30/2024 (c) Callable 03/30/2020	2,000,000	1,999,205

		30,973,590

TOTAL U.S. GOVERNMENT SPONSORED ENTITIES (Cost $33,443,429)		33,415,378

SHORT-TERM INVESTMENT - 1.1%	Shares
Money Market Fund - 1.1%
Invesco Short-Term Investments Trust - Government & Agency Portfolio - Institutional Shares, 1.51% (d)	3,063,042	3,063,042

TOTAL SHORT-TERM INVESTMENT (Cost $3,063,042)		3,063,042

Total Investments - 99.3% (Cost $267,281,869)		273,901,207
Other Assets in Excess of Liabilities - 0.7%		2,015,565

TOTAL NET ASSETS - 100.0%		$275,916,772

(a)	Floating rate.
(b)

Rule 144A security. Resale to the public may require registration or may extend only to qualified institutional buyers. The value of the Rule 144A securities was $7,589,607 representing 2.8% of the Fund’s total net assets.

The accompanying notes are an integral part of these financial statements.

LKCM FIXED INCOME FUND
SCHEDULE OF INVESTMENTS, CONTINUED
December 31, 2019

(c)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(d)	The rate quoted is the annualized seven-day yield of the fund at period end.

Investments are classified by industry pursuant to the Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of Morgan Stanley Capital International, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

LKCM INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS
December 31, 2019

COMMON STOCKS - 91.1%	Shares	Value
AUSTRALIA - 2.7%
Pharmaceuticals - 2.7%
CSL Ltd.	1,500	$290,823

Total Australia		290,823

BELGIUM - 1.4%
Beverages - 1.4%
Anheuser-Busch InBev SA/NV	1,840	150,697

Total Belgium		150,697

FINLAND - 2.1%
Banks - 2.1%
Nordea Bank Abp	27,700	224,098

Total Finland		224,098

FRANCE - 14.4%
Aerospace & Defense - 2.5%
Safran SA	1,735	267,988

Chemicals - 2.5%
Air Liquide SA	1,880	266,530

Electrical Equipment & Instruments - 2.6%
Schneider Electric SA	2,700	277,398

IT Consulting & Services - 2.2%
Cap Gemini	1,925	235,438

Oil & Gas & Consumable Fuels - 2.1%
TOTAL SA	4,050	224,738

Specialty Retail - 2.5%
LVMH Moet Hennessy Louis Vuitton SE	555	258,606

Total France		1,530,698

GERMANY - 6.4%
Machinery - 2.0%
KION Group AG	3,060	210,429

Semiconductor Equipment & Products - 1.7%
Infineon Technologies AG	8,000	180,756

Software - 2.7%
SAP SE	2,165	291,406

Total Germany		682,591

IRELAND - 2.7%
Construction Materials - 2.7%
CRH PLC	7,120	285,577

Total Ireland		285,577

ITALY - 3.6%
Banks - 1.8%
UniCredit SpA	12,650	184,906

Textiles, Apparel & Luxury Goods - 1.8%
Moncler SpA	4,300	193,532

Total Italy		378,438

COMMON STOCKS	Shares	Value
JAPAN - 8.2%
Computers & Peripherals - 1.8%
Nidec Corp.	1,375	$187,803

Food & Drug Retailing - 2.2%
Tsuruha Holdings, Inc.	1,830	234,968

Media & Entertainment - 2.5%
Nintendo Co., Ltd.	665	265,974

Personal Products - 1.7%
Shiseido Co., Ltd.	2,535	180,010

Total Japan		868,755

JERSEY - 2.9%
Trading Companies & Distributors - 2.9%
Ferguson PLC	3,450	313,976

Total Jersey		313,976

NETHERLANDS - 5.3%
Banks - 2.1%
ING Groep NV	18,850	226,623

Semiconductor Equipment & Products - 3.2%
ASML Holding NV	1,130	334,546

Total Netherlands		561,169

PORTUGAL - 1.5%
Oil & Gas & Consumable Fuels - 1.5%
Galp Energia SGPS SA	9,635	161,754

Total Portugal		161,754

SPAIN - 2.9%
Banks - 1.4%
CaixaBank SA	47,500	149,581

Machinery - 1.5%
Fluidra SA (a)	11,650	159,428

Total Spain		309,009

SWEDEN - 1.9%
Oil & Gas & Consumable Fuels - 1.9%
Lundin Petroleum AB	6,090	206,783

Total Sweden		206,783

SWITZERLAND - 11.5%
Banks - 2.3%
Julius Baer Group Ltd.	4,750	244,876

Electrical Equipment & Instruments - 2.3%
ABB Ltd.	10,000	241,231

Health Care Equipment & Supplies - 1.8%
Alcon, Inc. (a)	3,435	194,564

Pharmaceuticals - 5.1%
Lonza Group AG	715	260,838
Roche Holding AG	860	279,503

		540,341

Total Switzerland		1,221,012

The accompanying notes are an integral part of these financial statements.

LKCM INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS, CONTINUED
December 31, 2019

COMMON STOCKS	Shares	Value
UNITED KINGDOM - 23.6%
Banks - 2.1%
Lloyds Banking Group PLC	270,000	$223,675

Beverages - 1.8%
Diageo PLC	4,600	193,830

Commercial Services & Supplies - 2.8%
Rentokil Initial Plc	48,500	290,690

Hotels, Restaurants & Leisure - 4.6%
Compass Group PLC	9,400	235,582
InterContinental Hotels Group PLC	3,615	248,406

		483,988

Household Products - 1.9%
Reckitt Benckiser Group PLC	2,550	207,134

Insurance - 1.9%
Prudential PLC	10,815	207,224

Oil & Gas & Consumable Fuels - 2.2%
Royal Dutch Shell PLC - A Shares	7,890	233,658

Personal Products - 2.2%
Unilever PLC	4,075	233,265

Specialty Retail - 1.8%
Burberry Group PLC	6,600	192,692

Trading Companies & Distributors - 2.3%
Ashtead Group PLC	7,750	247,806

Total United Kingdom		2,513,962

TOTAL COMMON STOCKS (Cost $8,738,164)		9,699,342

PREFERRED STOCK - 2.0%
GERMANY - 2.0%
Health Care Equipment & Supplies - 2.0%
Sartorius AG	980	209,488

Total Germany		209,488

TOTAL PREFERRED STOCK (Cost $194,182)		209,488

SHORT-TERM INVESTMENTS - 7.0%
Money Market Funds - 7.0%
Fidelity Investments Money Market Government Portfolio - Class I, 1.49% (b)	148,388	148,388
Morgan Stanley Institutional Liquidity Funds - Government Portfolio - Institutional Shares, 1.48% (b)	300,000	300,000

SHORT-TERM INVESTMENTS	Shares	Value
Money Market Funds - 7.0%, Continued
Invesco Short-Term Investments Trust - Government & Agency Portfolio - Institutional Shares, 1.51% (b)	300,000	$300,000

TOTAL SHORT-TERM INVESTMENTS (Cost $748,388)		748,388

Total Investments - 100.1% (Cost $9,680,734)		10,657,218
Liabilities in Excess of Other Assets - (0.1)%		(11,888)

TOTAL NET ASSETS - 100.0%		$10,645,330

(a)	Non-income producing security.
(b)	The rate quoted is the annualized seven-day yield of the fund at period end.

Investments are classified by industry pursuant to the Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of Morgan Stanley Capital International, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2019

	LKCM Small Cap Equity Fund	LKCM Small-Mid Cap Equity Fund	LKCM Equity Fund	LKCM Balanced Fund	LKCM Fixed Income Fund	LKCM International Equity Fund

Assets:
Investments, at value*	$180,518,463	$12,599,774	$380,652,087	$102,800,988	$273,901,207	$10,657,218
Receivable for Fund shares sold	663,094	6,000	835,190	880,995	210,940	6,000
Dividends and interest receivable	56,581	2,820	540,357	293,316	2,031,237	9,171
Receivable for investment advisory fees (Note B)	—	182	—	—	—	14,259
Deferred offering costs	—	—	—	—	—	1,936
Other assets	19,052	6,889	29,035	11,632	21,933	1,415

Total assets	181,257,190	12,615,665	382,056,669	103,986,931	276,165,317	10,689,999

Liabilities:
Payable for Fund shares redeemed	174,155	—	148,176	11,258	—	—
Payable for investment advisory fees (Note B)	311,657	—	457,954	99,436	136,029	—
Payable for administrative fees	25,522	6,861	47,837	13,884	37,258	6,798
Payable for accounting and transfer agent fees and expenses	24,310	10,045	31,695	15,710	24,352	9,872
Payable for professional fees	23,578	6,242	37,160	14,479	31,658	22,486
Payable for trustees’ fees and officer compensation (Note B)	7,029	469	13,586	3,656	10,289	366
Payable for reports to shareholders	4,273	696	7,025	1,975	4,226	335
Payable for custody fees and expenses	4,231	1,006	6,263	1,926	4,733	4,812

Total liabilities	574,755	25,319	749,696	162,324	248,545	44,669

Net assets	$180,682,435	$12,590,346	$381,306,973	$103,824,607	$275,916,772	$10,645,330

Net assets consist of:
Paid in capital	$127,182,083	$8,884,114	$198,485,156	$77,348,878	$269,765,583	$9,671,237
Total distributable earnings	53,500,352	3,706,232	182,821,817	26,475,729	6,151,189	974,093

Net assets	$180,682,435	$12,590,346	$381,306,973	$103,824,607	$275,916,772	$10,645,330

Shares of beneficial interest outstanding (unlimited shares of no par value authorized)	10,767,590	1,385,472	13,139,310	4,286,372	25,277,707	977,677
Net asset value per share (offering and redemption price)	$16.78	$9.09	$29.02	$24.22	$10.92	$10.89

* Cost of investments	$127,533,577	$9,082,911	$197,759,971	$76,351,289	$267,281,869	$9,680,734

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS

	For the Year Ended December 31, 2019					May 1, 2019(1) through December 31, 2019

	LKCM Small Cap Equity Fund	LKCM Small-Mid Cap Equity Fund	LKCM Equity Fund	LKCM Balanced Fund	LKCM Fixed Income Fund	LKCM International Equity Fund

Investment Income:
Dividends*	$1,466,742	$85,877	$5,411,544	$1,084,139	$—	$57,624
Interest	122,486	10,595	271,233	810,992	7,475,440	10,506
Other income	—	—	—	—	—	339

Total income	1,589,228	96,472	5,682,777	1,895,131	7,475,440	68,469

Expenses:
Investment advisory fees (Note B)	1,364,728	96,354	2,488,674	630,911	1,331,207	46,403
Accounting and transfer agent fees and expenses	148,668	61,928	226,605	105,556	159,991	39,560
Administrative fees	148,294	40,940	283,348	80,440	218,781	27,100
Trustees’ fees and officer compensation (Note B)	121,459	9,289	226,232	60,025	167,655	1,826
Professional fees	82,014	10,435	149,988	45,377	116,001	23,253
Federal and state registration	42,071	22,930	53,753	22,941	38,016	5,282
Custody fees and expenses	21,965	6,232	37,176	10,696	27,342	30,400
Reports to shareholders	14,831	1,666	27,894	8,338	18,887	474
Offering costs	—	—	—	—	—	3,929
Organizational costs	—	—	—	—	—	32,469
Other	7,015	558	13,719	3,452	9,565	52

Total expenses	1,951,045	250,332	3,507,389	967,736	2,087,445	210,748
Less, expense waiver and/or reimbursement (Note B)	(131,407)	(121,861)	(663,190)	(191,230)	(756,238)	(159,189)

Net expenses	1,819,638	128,471	2,844,199	776,506	1,331,207	51,559

Net investment income (loss)	(230,410)	(31,999)	2,838,578	1,118,625	6,144,233	16,910

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	11,529,290	1,956,095	14,638,054	4,822,626	(133,875)	(882)
Foreign currency translation	—	—	—	—	—	(12,649)
Net change in unrealized appreciation on:
Investments	24,618,234	1,606,994	73,450,559	12,832,158	10,887,483	976,484
Foreign currency translation	—	—	—	—	—	99

Net Realized and Unrealized Gain	36,147,524	3,563,089	88,088,613	17,654,784	10,753,608	963,052

Net Increase in Net Assets Resulting from Operations	$35,917,114	$3,531,090	$90,927,191	$18,773,409	$16,897,841	$979,962

* Net of foreign taxes withheld	$1,078	$68	$9,726	$—	$—	$5,814

(1)	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	LKCM Small Cap Equity Fund		LKCM Small-Mid Cap Equity Fund

	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018
Operations:
Net investment loss	$(230,410)	$(356,826)	$(31,999)	$(52,514)
Net realized gain on investments	11,529,290	29,636,948	1,956,095	2,320,133
Net change in unrealized appreciation/depreciation	24,618,234	(38,563,909)	1,606,994	(3,609,716)

	35,917,114	(9,283,787)	3,531,090	(1,342,097)

Net Dividends and Distributions to Shareholders	(9,039,350)	(28,133,206)	(1,611,139)	(2,221,982)

Net decrease in net assets resulting from Fund share transactions (Note C)	(6,517,452)	(3,923,364)	(1,491,820)	(3,651,822)

Total increase (decrease) in net assets	20,360,312	(41,340,357)	428,131	(7,215,901)

Net Assets:
Beginning of period	160,322,123	201,662,480	12,162,215	19,378,116

End of period	$180,682,435	$160,322,123	$12,590,346	$12,162,215

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	LKCM Equity Fund		LKCM Balanced Fund

	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018
Operations:
Net investment income	$2,838,578	$2,590,876	$1,118,625	$884,913
Net realized gain on investments	14,638,054	19,925,830	4,822,626	1,650,227
Net change in unrealized appreciation/depreciation	73,450,559	(32,018,598)	12,832,158	(4,220,426)

	90,927,191	(9,501,892)	18,773,409	(1,685,286)

Net Dividends and Distributions to Shareholders	(16,259,802)	(22,493,233)	(5,861,135)	(2,464,389)

Net increase (decrease) in net assets resulting from Fund share transactions (Note C)	(2,026,981)	60,336	5,005,673	6,626,622

Total increase (decrease) in net assets	72,640,408	(31,934,789)	17,917,947	2,476,947

Net Assets:
Beginning of period	308,666,565	340,601,354	85,906,660	83,429,713

End of period	$381,306,973	$308,666,565	$103,824,607	$85,906,660

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	LKCM Fixed Income Fund		LKCM International Equity Fund

	Year Ended December 31, 2019	Year Ended December 31, 2018	May 1, 2019(1) through December 31, 2019
Operations:
Net investment income	$6,144,233	$5,574,912	$16,910
Net realized loss on investments	(133,875)	(334,274)	(882)
Net realized loss on foreign currency translation	—	—	(12,649)
Net change in unrealized appreciation/depreciation	10,887,483	(4,540,199)	976,583

	16,897,841	700,439	979,962

Net Dividends and Distributions to Shareholders	(6,149,434)	(5,577,246)	(6,697)

Net increase in net assets resulting from Fund share transactions (Note C)	15,882,035	5,187,333	9,672,065

Total increase in net assets	26,630,442	310,526	10,645,330

Net Assets:
Beginning of period	249,286,330	248,975,804	—

End of period	$275,916,772	$249,286,330	$10,645,330

(1)	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING

	LKCM Small Cap Equity Fund

	Year Ended December 31, 2019		Year Ended December 31, 2018		Year Ended December 31, 2017		Year Ended December 31, 2016		Year Ended December 31, 2015
Net Asset Value – Beginning of Period	$14.39		$18.44		$18.82		$19.86		$24.05

Net investment income (loss)	(0.02	)(1)	(0.03	)(2)	(0.04	)(1)	(0.03	)(1)	0.01
Net realized and unrealized gain (loss) on investments	3.29		(1.05)		3.27		1.88		(1.29)

Total from investment operations	3.27		(1.08)		3.23		1.85		(1.28)

Dividends from net investment income	—		—		—		—		(0.01)
Distributions from net realized gains	(0.88)		(2.97)		(3.61)		(2.89)		(2.90)

Total dividends and distributions	(0.88)		(2.97)		(3.61)		(2.89)		(2.91)

Net Asset Value – End of Period	$16.78		$14.39		$18.44		$18.82		$19.86

Total Return	22.70%		-5.70%		17.04%		9.27%		-5.58%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$180,682		$160,322		$201,139		$281,790		$568,421
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	1.07%		1.08%		1.10%		1.05%		0.97%
After expense waiver and/or reimbursement	1.00%		1.00%		1.00%		1.00%		0.97%
Ratio of net investment income (loss) to average net assets:
Before expense waiver and/or reimbursement	(0.20)%		(0.25)%		(0.28)%		(0.18)%		0.05%
After expense waiver and/or reimbursement	(0.13)%		(0.17)%		(0.18)%		(0.13)%		0.05%
Portfolio turnover rate	63%		45%		42%		50%		62%

(1)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
(2)	Net investment loss per share is calculated using the ending balance of undistributed net investment loss prior to considerations of adjustments for permanent book and tax differences.

	LKCM Small-Mid Cap Equity Fund

	Year Ended December 31, 2019		Year Ended December 31, 2018		Year Ended December 31, 2017		Year Ended December 31, 2016		Year Ended December 31, 2015
Net Asset Value – Beginning of Period	$7.92		$10.60		$9.56		$11.15		$12.10

Net investment loss	(0.02	)(1)	(0.03	)(2)	(0.01	)(1)	(0.05	)(1)	(0.06	)(2)
Net realized and unrealized gain (loss) on investments	2.48		(0.93)		2.32		0.19		(0.10)

Total from investment operations	2.46		(0.96)		2.31		0.14		(0.16)

Distributions from net realized gains	(1.29)		(1.72)		(1.27)		(1.73)		(0.79)

Net Asset Value – End of Period	$9.09		$7.92		$10.60		$9.56		$11.15

Total Return	31.05%		-8.89%		24.13%		1.17%		-1.41%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$12,590		$12,162		$19,378		$20,419		$331,954
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	1.95%		1.75%		1.76%		1.23%		1.14%
After expense waiver and/or reimbursement	1.00%		1.00%		1.00%		1.00%		1.00%
Ratio of net investment loss to average net assets:
Before expense waiver and/or reimbursement	(1.20)%		(1.05)%		(0.94)%		(0.68)%		(0.63)%
After expense waiver and/or reimbursement	(0.25)%		(0.30)%		(0.18)%		(0.45)%		(0.49)%
Portfolio turnover rate	68%		56%		63%		80%		70%

(1)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
(2)	Net investment loss per share is calculated using the ending balance of undistributed net investment loss prior to considerations of adjustments for permanent book and tax differences.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING

	LKCM Equity Fund

	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
Net Asset Value – Beginning of Period	$23.34	$26.02	$22.42	$21.40	$22.81

Net investment income	0.22 (1)	0.21	0.17	0.19 (1)	0.18 (1)
Net realized and unrealized gain (loss) on investments	6.75	(1.08)	4.69	2.32	(0.98)

Total from investment operations	6.97	(0.87)	4.86	2.51	(0.80)

Dividends from net investment income	(0.23)	(0.21)	(0.17)	(0.20)	(0.20)
Distributions from net realized gains	(1.06)	(1.60)	(1.09)	(1.29)	(0.41)

Total dividends and distributions	(1.29)	(1.81)	(1.26)	(1.49)	(0.61)

Net Asset Value – End of Period	$29.02	$23.34	$26.02	$22.42	$21.40

Total Return	29.85%	-3.28%	21.69%	11.66%	-3.54%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$381,307	$308,667	$340,601	$286,508	$281,200
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	0.99%	0.98%	0.99%	0.98%	0.93%
After expense waiver and/or reimbursement	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income to average net assets:
Before expense waiver and/or reimbursement	0.61%	0.56%	0.50%	0.69%	0.68%
After expense waiver and/or reimbursement	0.80%	0.74%	0.69%	0.87%	0.81%
Portfolio turnover rate	9%	16%	11%	16%	13%

(1)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.

	LKCM Balanced Fund

	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
Net Asset Value – Beginning of Period	$21.07	$22.18	$20.46	$19.60	$20.10

Net investment income	0.27 (1)	0.23	0.20	0.20 (1)	0.19
Net realized and unrealized gain (loss) on investments	4.32	(0.70)	2.43	1.69	(0.00	)(2)

Total from investment operations	4.59	(0.47)	2.63	1.89	0.19

Dividends from net investment income	(0.27)	(0.23)	(0.20)	(0.18)	(0.19)
Distributions from net realized gains	(1.17)	(0.41)	(0.71)	(0.85)	(0.50)

Total dividends and distributions	(1.44)	(0.64)	(0.91)	(1.03)	(0.69)

Net Asset Value – End of Period	$24.22	$21.07	$22.18	$20.46	$19.60

Total Return	21.85%	-2.15%	12.88%	9.70%	0.91%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$103,825	$85,907	$83,430	$63,192	$39,153
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	1.00%	1.00%	1.02%	1.03%	1.02%
After expense waiver and/or reimbursement	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income to average net assets:
Before expense waiver and/or reimbursement	0.95%	0.83%	0.73%	0.73%	0.73%
After expense waiver and/or reimbursement	1.15%	1.03%	0.95%	0.96%	0.95%
Portfolio turnover rate	17%	17%	15%	16%	16%

(1)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(2)	Less than $(0.005).

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING

	LKCM Fixed Income Fund

	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016		Year Ended December 31, 2015
Net Asset Value – Beginning of Period	$10.47	$10.68	$10.67	$10.50		$10.82

Net investment income	0.25 (1)	0.24	0.21	0.23		0.25	(1)
Net realized and unrealized gain (loss) on investments	0.45	(0.21)	0.02	0.17		(0.28)

Total from investment operations	0.70	0.03	0.23	0.40		(0.03)

Dividends from net investment income	(0.25)	(0.24)	(0.21)	(0.23)		(0.26)
Distributions from net realized gains	—	—	(0.01)	(0.00	)(2)	(0.03)

Total dividends and distributions	(0.25)	(0.24)	(0.22)	(0.23)		(0.29)

Net Asset Value – End of Period	$10.92	$10.47	$10.68	$10.67		$10.50

Total Return	6.70%	0.26%	2.15%	3.83%		-0.27%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$275,917	$249,286	$248,976	$226,862		$198,841
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	0.79%	0.78%	0.80%	0.78%		0.73%	(3)
After expense waiver and/or reimbursement	0.50%	0.50%	0.50%	0.50%		0.56%	(3)
Ratio of net investment income to average net assets:
Before expense waiver and/or reimbursement	2.02%	1.96%	1.66%	1.86%		2.18%	(3)
After expense waiver and/or reimbursement	2.31%	2.24%	1.96%	2.14%		2.35%	(3)
Portfolio turnover rate	37%	23%	28%	59%		29%

(1)	Net investment income per share represents net investment income divided by the average shares outstanding during the period.
(2)	Less than $(0.005).
(3)	Effective May 22, 2015, the Adviser contractually agreed to lower the expense cap for the Fund from 0.65% to 0.50% of the Fund’s average daily net assets.

	LKCM International Equity Fund

	May 1, 2019(1) through December 31, 2019
Net Asset Value – Beginning of Period	$10.00

Net investment income	0.02	(2)
Net realized and unrealized gain on investments	0.88

Total from investment operations	0.90

Dividends from net investment income	(0.01)
Distributions from net realized gains	(0.00	)(3)

Total dividends and distributions	(0.01)

Net Asset Value – End of Period	$10.89

Total Return	8.97%	(4)

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$10,645
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	4.09%	(5)
After expense waiver and/or reimbursement	1.00%	(5)
Ratio of net investment income to average net assets:
Before expense waiver and/or reimbursement	(2.76	)%(5)
After expense waiver and/or reimbursement	0.33%	(5)
Portfolio turnover rate	2%	(4)

(1)	Commencement of operations.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding during the period.
(3)	Less than $(0.005).
(4)	Not annualized.
(5)	Annualized.

The accompanying notes are an integral part of these financial statements.

LKCM FUNDS
NOTES TO THE FINANCIAL STATEMENTS

A.    Organization and Significant Accounting Policies:    LKCM Funds (the “Trust”) is registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end, management investment company. The Trust was organized as a Delaware statutory trust on February 10, 1994 and consists of seven diversified series as of December 31, 2019, six of which are presented herein and include the LKCM Small Cap Equity Fund, LKCM Small-Mid Cap Equity Fund, LKCM Equity Fund, LKCM Balanced Fund, LKCM Fixed Income Fund and LKCM International Equity Fund (collectively, the “Funds”). The assets of the Funds are invested in separate, independently managed portfolios. Investment operations of the Funds began on July 14, 1994 (LKCM Small Cap Equity Fund), January 3, 1996 (LKCM Equity Fund), December 30, 1997 (LKCM Balanced Fund and LKCM Fixed Income Fund), May 2, 2011 (LKCM Small-Mid Cap Equity Fund) and May 1, 2019 (LKCM International Equity Fund). The LKCM Small Cap Equity Fund, LKCM Small-Mid Cap Equity Fund and LKCM Equity Fund previously had two share classes—Institutional Class shares and Adviser Class shares. The Board of Trustees of the Trust approved the (i) liquidation and termination of Adviser Class shares of the LKCM Small Cap Equity Fund, which took place on October 31, 2018, and (ii) termination of Adviser Class shares of the LKCM Equity Fund and LKCM Small-Mid Cap Equity Fund, which had not commenced operations and had no assets or shareholders, on September 24, 2018. Each Fund charges a 1% redemption fee for redemptions of Fund shares held for less than 30 days, unless otherwise determined by a Fund in its discretion.

The LKCM Small Cap Equity Fund seeks to maximize long-term capital appreciation by investing under normal circumstances at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of smaller companies (those with market capitalizations at the time of investment between $600 million and $5 billion) which Luther King Capital Management Corporation (the “Adviser”) believes are likely to have above-average growth in revenue and/or earnings and potential for above-average capital appreciation. The LKCM Small-Mid Cap Equity Fund seeks to maximize long-term capital appreciation by investing under normal circumstances at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small-mid capitalization companies (those with market capitalizations at the time of investment between $1.25 billion and $12 billion) which the Adviser believes are likely to have above-average growth in revenue and/or earnings and potential for above-average capital appreciation. The LKCM Equity Fund seeks to maximize long-term capital appreciation by investing under normal circumstances at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies which the Adviser believes are likely to have above-average growth in revenue and/or earnings, above-average returns on shareholders’ equity, potential for above-average capital appreciation and/or companies that the Adviser believes have attractive relative valuations. The LKCM Balanced Fund seeks current income and long-term capital appreciation by investing primarily in a portfolio of equity and fixed income securities with at least 25% of the Fund’s total assets invested in fixed income securities under normal circumstances. The LKCM Fixed Income Fund seeks current income by investing under normal circumstances at least 80% of its net assets (plus any borrowings for investment purposes) in a portfolio of investment grade corporate and U.S. Government fixed income securities. The LKCM International Equity Fund seeks to maximize long-term capital appreciation by investing under normal circumstances at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of non-U.S. companies.

The following is a summary of significant accounting policies followed by the Funds in preparation of the financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946, Investment Companies.

1.    Security Valuation:    Equity securities listed or traded on a U.S. securities exchange for which market quotations are readily available are valued at the last quoted sale price on the exchange on which the security is primarily traded. Nasdaq Global Market securities are valued at the Nasdaq Official Closing Price (“NOCP”). Unlisted U.S. equity securities and listed U.S. equity securities not traded on a particular valuation date are valued at the mean of the most recent quoted bid and ask price on the relevant exchanges or markets. Equity securities listed on a foreign exchange for which market quotations are readily available are valued at the last quoted sales price on the exchange on which the security is primarily traded. Debt securities are normally valued at the mean of the closing bid and ask price and/or by using a combination of broker quotations or evaluated prices provided by an independent pricing service. Futures and options on futures are valued at the settlement prices established each day on the principal exchange on which they are traded. Forward contracts are valued based on the forward rate using information provided by an independent pricing service. Other assets and securities for which no market or broker quotations or evaluated prices are readily available are valued in good faith at fair value using guidelines approved by the Board of Trustees. The Board of Trustees has established policies and procedures that authorize the Adviser to fair value a security in good faith under certain circumstances. The Funds may use prices provided by independent pricing services to assist in the fair valuation of the Funds’ portfolio securities. For foreign securities held by the LKCM International Equity Fund, such fair value prices generally will be based on such independent pricing services’ proprietary multi-factor models that measure movements in relevant indices, market indicators or other factors between the time the relevant foreign markets have closed and the time the Fund calculates its net asset value.

The Trust has adopted accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized in the three broad levels listed below.

Level 1	–	Quoted unadjusted prices for identical instruments in active markets to which the Trust has access at the date of measurement.

Level 2	–	Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

Level 3	–	Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Trust’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. As of December 31, 2019, the Funds’ assets carried at fair value were classified as follows:

LKCM Small Cap Equity Fund

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$178,523,622	$—	$0	$178,523,622
Money Market Fund	1,994,841	—	—	1,994,841

Total Investments*	$180,518,463	$—	$0	$180,518,463

LKCM Small-Mid Cap Equity Fund

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$12,595,044	$—	$—	$12,595,044
Money Market Fund	4,730	—	—	4,730

Total Investments*	$12,599,774	$—	$—	$12,599,774

LKCM Equity Fund

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$361,471,379	$—	$—	$361,471,379
U.S. Government Issue	—	4,299,748	—	4,299,748
Money Market Funds	14,880,960	—	—	14,880,960

Total Investments*	$376,352,339	$4,299,748	$—	$380,652,087

LKCM Balanced Fund

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$71,857,178	$—	$—	$71,857,178
Corporate Bonds	—	30,479,187	—	30,479,187
Money Market Fund	464,623	—	—	464,623

Total Investments*	$72,321,801	$30,479,187	$—	$102,800,988

LKCM Fixed Income Fund

Description	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$209,596,863	$—	$209,596,863
U.S. Government Issues	—	27,825,924	—	27,825,924
U.S. Government Sponsored Entities	—	33,415,378	—	33,415,378
Money Market Fund	3,063,042	—	—	3,063,042

Total Investments*	$3,063,042	$270,838,165	$—	$273,901,207

LKCM International Equity Fund

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$159,428	$9,539,914	$—	$9,699,342
Preferred Stock	—	209,488	—	209,488
Money Market Funds	748,388	—	—	748,388

Total Investments*	$907,816	$9,749,402	$—	$10,657,218

*	Additional information regarding the industry classifications of these investments is disclosed in the Schedule of Investments.

Below is a reconciliation of Level 3 assets held by the LKCM Small Cap Equity Fund for which significant observable inputs were used to determine fair value.

Description		Common Stocks
Balance as of January 1, 2019		$0
	Purchases	—
	Sales proceeds	—
	Realized gain (loss)	—
	Change in unrealized appreciation/depreciation	—
	Transfers into/(out of) Level 3	—

Balance as of December 31, 2019		$0

Change in unrealized appreciation/depreciation during the period for Level 3 investments held at December 31, 2019		$—

2.    Federal Income Taxes:    The Funds have elected to be treated as “regulated investment companies” under Subchapter M of the Internal Revenue Code and each Fund intends to distribute all of its investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is recorded.

3.    Distributions to Shareholders:    The LKCM Small Cap Equity Fund, LKCM Small-Mid Cap Equity Fund, LKCM Equity Fund and LKCM International Equity Fund generally intend to declare and pay income dividends and distribute net capital gains, if any, at least on an annual basis. The LKCM Balanced Fund and LKCM Fixed Income Fund generally intend to declare and pay income dividends on a quarterly basis and distribute net capital, if any, at least on an annual basis.

4.    Foreign Securities:    Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of U.S. issuers. These risks include devaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and securities of the U.S. government.

5.    Expense Allocation:    Expenses incurred by the Funds are allocated among the Funds based upon (i) relative average net assets, (ii) a specific identification basis as incurred, or (iii) evenly among the Funds, depending on the nature of the expense.

6.    Use of Estimates:    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

7.    Guarantees and Indemnifications:    In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims against the Funds that have not yet occurred. Based on experience, the Funds expect the risk of loss to be remote.

8.    Security Transactions and Investment Income:    Security and shareholder transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income and dividends and distributions to shareholders are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable jurisdiction’s tax rules and rates. Interest income is recognized on the accrual basis. All discounts and premiums are amortized based on the effective interest method for tax and financial reporting purposes. The Funds may hold the securities of real estate investment trusts (“REITs”). Distributions from such investments may include income, capital gains and return of capital.

9.    Other:    Distributions from net investment income and realized capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the consolidated financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share.

Accordingly, at December 31, 2019, reclassifications were recorded as follows:

	LKCM Small Cap Equity Fund	LKCM Small-Mid Cap Equity Fund	LKCM Equity Fund	LKCM Balanced Fund	LKCM Fixed Income Fund	LKCM International Equity Fund
Accumulated net investment income (loss)	$230,410	$31,999	$—	$2,370	$5,201	$(13,485)
Accumulated net realized gain (loss)	(1,065,914)	(151,174)	(297,809)	(79,251)	—	14,313
Capital stock	835,504	119,175	297,809	76,881	(5,201)	(828)

10.    Restricted and Illiquid Securities:    The Funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale including investments considered by the Funds to be illiquid. Restricted securities generally may be resold in transactions exempt from registration. Illiquid investments are investments that the Funds reasonably expect cannot be sold or disposed of in current market conditions within seven calendar days or less in the ordinary course of business without the sale or disposition significantly changing the market value of the investment. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

11.    Recent Accounting Pronouncements:    In March 2017, the Financial Accounting Standards Board (“FASB”) issued ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”). The amendments in the ASU 2017-08 shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU 2017-08 does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU 2017-08 is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Effective, January 1, 2019, the Funds adopted ASU 2017-08, and the adoption did not have a material impact on the financial statements.

In August 2018, FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management has evaluated ASU 2018-13 and has adopted the relevant provisions of the disclosure framework.

B.    Investment Advisory and Other Agreements:    The Adviser serves as the investment adviser to the Funds under an Investment Advisory Agreement (the “Agreement”). The Adviser receives a fee, computed daily and payable quarterly, at the annual rates presented below as applied to each Fund’s average daily net assets. The Adviser has contractually agreed to waive all or a portion of its management fee and/or reimburse expenses of the Funds through May 1, 2020 in order to limit each Fund’s operating expenses to the annual cap rates presented below. This expense limitation excludes interest, taxes, brokerage commissions, indirect fees and expenses relating to investments in other investment companies, including money market funds, and extraordinary expenses. For the fiscal year ended December 31, 2019, the Adviser waived the following management fees and/or reimbursed expenses to meet its expense cap obligations:

	LKCM Small Cap Equity Fund	LKCM Small-Mid Cap Equity Fund	LKCM Equity Fund	LKCM Balanced Fund	LKCM Fixed Income Fund	LKCM International Equity Fund(1)
Annual Management Fee Rate	0.75%	0.75%	0.70%	0.65%	0.50%	0.90%
Annual Cap on Expenses	1.00%	1.00%	0.80%	0.80%	0.50%	1.00%
Fees Waived and/or Expenses Reimbursed in 2019	$131,407	$121,861	$663,190	$191,230	$756,238	$159,189

(1)	For the period from May 1, 2019 (commencement of operations) through December 31, 2019.

The Trust reimburses the Adviser for a portion of compensation paid to the Trust’s Chief Compliance Officer. This compensation is reported as part of the “Trustees’ fees and officer compensation” expense on the Statement of Operations.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, serves as transfer agent and administrator for the Trust and serves as accounting services agent for the Trust. U.S. Bank, N.A. serves as custodian for the Funds.

Distribution services are performed pursuant to a distribution contract with Quasar Distributors, LLC, the Trust’s principal underwriter.

The Funds have adopted a Distribution Plan, under which each Fund may pay an annualized fee of up to 0.75% of its average daily net assets for distribution and other services. Currently, the Board of Trustees has not authorized payments under this plan and, as a result, the Funds currently neither accrue nor pay any fees under the plan.

C.    Fund Shares:    At December 31, 2019, there was an unlimited number of shares of beneficial interest, no par value, authorized, for each Fund. The following table summarizes the activity in shares of each Fund:

LKCM Small Cap Equity Fund
	Year Ended December 31, 2019		Year Ended December 31, 2018
			Institutional Class
	Shares	Amount	Shares	Amount
Shares sold	553,209	$9,022,479	629,067	$12,579,033
Shares issued to shareholders in reinvestment of distributions	473,251	7,960,077	1,755,599	24,982,114
Shares redeemed	(1,397,843)	(23,500,008)	(2,154,803)	(40,922,342)
Redemption fee		—		727

Net increase (decrease)	(371,383)	$(6,517,452)	229,863	$(3,360,468)

Shares Outstanding:
Beginning of period	11,138,973		10,909,110

End of period	10,767,590		11,138,973

			Year Ended December 31, 2018
			Adviser Class*
			Shares	Amount
Shares sold			8,126	$141,867
Shares redeemed			(38,699)	(704,763)

Net decrease			(30,573)	$(562,896)

Shares Outstanding:
Beginning of period			30,573

End of period			—

Total Net Decrease				$(3,923,364)

*	The Adviser Class Shares of the Fund were terminated on October 31, 2018.

LKCM Small-Mid Cap Equity Fund
	Year Ended December 31, 2019		Year Ended December 31, 2018
	Shares	Amount	Shares	Amount
Shares sold	8,594	$79,975	33,214	$362,456
Shares issued to shareholders in reinvestment of distributions	145,840	1,330,062	255,531	1,998,256
Shares redeemed	(304,984)	(2,901,857)	(581,374)	(6,012,534)
Redemption fee		—		—

Net decrease	(150,550)	$(1,491,820)	(292,629)	$(3,651,822)

Shares Outstanding:
Beginning of period	1,536,022		1,828,651

End of period	1,385,472		1,536,022

LKCM Equity Fund
	Year Ended December 31, 2019		Year Ended December 31, 2018
	Shares	Amount	Shares	Amount
Shares sold	751,273	$20,128,808	844,102	$23,187,647
Shares issued to shareholders in reinvestment of distributions	531,455	15,454,725	929,685	21,494,324
Shares redeemed	(1,367,658)	(37,611,783)	(1,641,146)	(44,621,947)
Redemption fee		1,269		312

Net increase (decrease)	(84,930)	$(2,026,981)	132,641	$60,336

Shares Outstanding:
Beginning of period	13,224,240		13,091,599

End of period	13,139,310		13,224,240

LKCM Balanced Fund
	Year Ended December 31, 2019		Year Ended December 31, 2018
	Shares	Amount	Shares	Amount
Shares sold	472,852	$11,074,342	711,217	$15,637,963
Shares issued to shareholders in reinvestment of distributions	235,149	5,686,783	111,842	2,384,425
Shares redeemed	(499,010)	(11,756,977)	(507,312)	(11,396,388)
Redemption fee		1,525		622

Net increase	208,991	$5,005,673	315,747	$6,626,622

Shares Outstanding:
Beginning of period	4,077,381		3,761,634

End of period	4,286,372		4,077,381

LKCM Fixed Income Fund
	Year Ended December 31, 2019		Year Ended December 31, 2018
	Shares	Amount	Shares	Amount
Shares sold	2,945,477	$31,817,012	1,518,406	$16,007,187
Shares issued to shareholders in reinvestment of distributions	498,493	5,410,572	475,511	4,982,833
Shares redeemed	(1,969,721)	(21,345,747)	(1,503,570)	(15,802,687)
Redemption fee		198		—

Net increase	1,474,249	$15,882,035	490,347	$5,187,333

Shares Outstanding:
Beginning of period	23,803,458		23,313,111

End of period	25,277,707		23,803,458

LKCM International Equity Fund
	May 1, 2019(1) through December 31, 2019
	Shares	Amount
Shares sold	977,320	$9,668,170
Shares issued to shareholders in reinvestment of distributions	360	3,927
Shares redeemed	(3)	(32)

Net increase	977,677	$9,672,065

Shares Outstanding:
Beginning of period	—

End of period	977,677

(1)	Commencement of operations.

D.    Security Transactions:    Purchases and sales of investment securities, other than short-term investments, for the fiscal year ended December 31, 2019 were as follows:

	Purchases		Sales
	U.S. Government	Other	U.S. Government	Other
LKCM Small Cap Equity Fund	$—	$111,824,553	$—	$129,270,374
LKCM Small-Mid Cap Equity Fund	—	8,425,315	—	10,964,614
LKCM Equity Fund	—	29,839,791	9,979,777	56,565,100
LKCM Balanced Fund	—	20,249,419	—	15,723,872
LKCM Fixed Income Fund	47,706,271	65,446,375	61,345,328	36,408,108
LKCM International Equity Fund(1)	—	9,088,936	—	157,370

(1)	Period from May 1, 2019 (commencement of operations) through December 31, 2019.

E.    Tax Information:    At December 31, 2019, the components of accumulated earnings (losses) on a tax basis were as follows:

	LKCM Small Cap Equity Fund	LKCM Small-Mid Cap Equity Fund	LKCM Equity Fund	LKCM Balanced Fund	LKCM Fixed Income Fund	LKCM International Equity Fund
Tax Cost	$127,593,033	$9,083,153	$197,759,971	$76,351,289	$267,281,869	$9,680,635

Gross Unrealized Appreciation	$53,632,497	$3,554,519	$186,600,890	$27,022,111	$6,778,905	$1,065,262
Gross Unrealized Depreciation	(707,067)	(37,898)	(3,708,774)	(572,412)	(159,567)	(88,778)

Net Unrealized Appreciation	$52,925,430	$3,516,621	$182,892,116	$26,449,699	$6,619,338	$976,484

Undistributed Ordinary Income	—	—	72	—	—	—
Undistributed Long-Term Capital Gain	574,922	189,611	—	26,030	—	—

Total Distributable Earnings	$574,922	$189,611	$72	$26,030	$—	$—

Other Accumulated Losses	$—	$—	$(70,371)	$—	$(468,149)	$(2,391)

Total Accumulated Gains	$53,500,352	$3,706,232	$182,821,817	$26,475,729	$6,151,189	$974,093

The difference between book cost of investments and tax cost of investments is attributable primarily to the tax deferral of losses on wash sales.

Net investment income and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of permanent book-to-tax differences. GAAP requires that permanent differences between financial reporting and tax reporting be reclassified between various components of net assets. These differences are primarily due to net operating losses, swap contract adjustments, dividend reclasses, and dividends on redemption adjustments with differing book and tax methods.

To the extent the Funds realize future net capital gains, taxable distributions will be reduced by any unused capital loss carryforwards as permitted by the Internal Revenue Code. At December 31, 2019, the capital loss carryforwards were as follows:

Long-Term
LKCM Fixed Income Fund	$468,149

At December 31, 2019, the Funds deferred, on a tax basis, post-October capital losses of:

LKCM Equity Fund	$70,371
LKCM International Equity Fund	$2,490

The tax components of dividends paid during the periods shown below were as follows:

	Year Ended December 31, 2019		Year Ended December 31, 2018
	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains
LKCM Small Cap Equity Fund	$—	$9,039,350	$—	$28,133,206
LKCM Small-Mid Cap Equity Fund	—	1,611,139	—	2,221,982
LKCM Equity Fund	2,849,089	13,410,713	2,586,418	19,906,815
LKCM Balanced Fund	1,122,363	4,738,772	888,174	1,576,215
LKCM Fixed Income Fund	6,149,434	—	5,577,246	—
LKCM International Equity Fund(1)	6,697	—	N/A	N/A

(1)	Period from May 1, 2019 (commencement of operations) through December 31, 2019.

The Funds designated earnings and profits distributed to shareholders upon the redemption of shares during 2019 and 2018 in determining undistributed net capital gains as of December 31, 2019 and 2018.

The Trust has adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Trust has reviewed all open tax years and major jurisdictions and concluded that there is no impact on the Funds’ financial position or results of operations. Tax years that remain open to examination by major tax jurisdictions include tax years ended December 31, 2016 through December 31, 2019 (LKCM Small Cap Equity Fund, LKCM Small-Mid Cap Equity Fund, LKCM Equity Fund, LKCM Balanced Fund and LKCM Fixed Income Fund) and December 31, 2019 (LKCM International Equity Fund). There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on tax returns as of December 31, 2019. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. If applicable, the Funds would recognize interest accrued related to unrecognized tax benefits in “interest expense” and penalties in “other expense” on the statement of operations.

F.    Subsequent Events:    In preparing these financial statements, management has evaluated the Funds’ related events and transactions that occurred subsequent to December 31, 2019 through the date the financial statements were issued. Other than as disclosed below, management has determined that there were no significant subsequent events requiring recognition or disclosure in the financial statements.

On November 25, 2019, U.S. Bancorp, the parent company of Quasar Distributors, LLC (“Quasar”), the Funds’ distributor, announced that it had signed a purchase agreement to sell Quasar to Foreside Financial Group, LLC (“Foreside”) such that Quasar will become a wholly-owned broker-dealer subsidiary of Foreside. The transaction is expected to close by the end of March 2020. Quasar will remain the Funds’ distributor at the close of the transaction, subject to approval of the Board of Trustees of the Funds.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the shareholders and Board of Trustees of LKCM Funds

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of LKCM Funds (the “Funds”) comprising the LKCM Small Cap Equity Fund, LKCM Equity Fund, LKCM Balanced Fund, LKCM Fixed Income Fund, LKCM Small-Mid Cap Equity Fund, and LKCM International Equity Fund including the schedules of investments, as of December 31, 2019; the related statements of operations, changes in net assets, and the financial highlights for the periods indicated in the table below; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the portfolios constituting the Funds as of December 31, 2019, and the results of their operations, the changes in their net assets, and the financial highlights for the periods listed in the table below, in conformity with accounting principles generally accepted in the United States of America.

Individual Fund Comprising the LKCM Funds	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
LKCM Small Cap Equity Fund, LKCM Equity Fund, LKCM Balanced Fund, LKCM Fixed Income Fund, and LKCM Small-Mid Cap Equity Fund	For the year ended December 31, 2019	For the years ended December 31, 2019 and 2018	For the years ended December 31, 2019, 2018, 2017, 2016 and 2015
LKCM International Equity Fund	For the period from May 1, 2019 (commencement of operations) through December 31, 2019

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

Milwaukee, Wisconsin

February 25, 2020

We have served as the auditor of one or more LKCM Funds since 2007.

LKCM FUNDS
ADDITIONAL INFORMATION
December 31, 2019

Tax Information:    For the fiscal year ended December 31, 2019, certain dividends paid by the Funds may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs & Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Equity	100.00%
Balanced	95.38%
International Equity	100.00%

For corporate shareholders, the percentage of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended December 31, 2019 was as follows:

Equity	100.00%
Balanced	92.38%

The Funds hereby designate the following percentages of their ordinary income distributions for the fiscal year ended December 31, 2019 as interest-related dividends under Internal Revenue Code Section 871(k)(1)(C).

Balanced	71.28%
Fixed Income	74.46%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(C) Fund for the fiscal year ended December 31, 2019 was as follows:

International Equity	48.86%

Availability of Proxy Voting Information:    A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities, as well as information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available without charge, upon request, by calling toll-free 1-800-688-LKCM or on the SEC website at http://www.sec.gov.

The actual voting records relating to portfolio securities during the twelve month period ended June 30 (as filed with the SEC on Form N-PX) are available without charge, upon request, by calling the Funds toll free at 1-800-688-LKCM or by accessing the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedule:    The Funds are required to file complete schedules of portfolio holdings with the SEC for the first and third fiscal quarters on Form N-Q. Once filed, the Funds’ Form N-Q is available without charge upon request on the SEC’s website (http://www.sec.gov) and is also available by calling 1-800-688-LKCM. You can also review and copy the Funds’ Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330). Beginning June 1, 2020, monthly portfolio disclosures will be filed quarterly with the SEC on Form N-PORT, with quarter-end disclosures being made public 60 days after the end of each fiscal quarter.

Information about the Funds’ Trustees and Officers:

The business and affairs of the Funds are managed under the direction of the Funds’ Board of Trustees. Information pertaining to the Trustees of the Funds is set forth below. The Statement of Additional Information includes additional information about the Funds’ Trustees and officers and is available, without charge, upon request by calling 1-800-688-LKCM.

Name, Address and Age	Position(s) Held with the Trust	Term of Office & Length of Time Served(1)	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees:
H. Kirk Downey 301 Commerce Street Suite 1600 Fort Worth, TX 76102 Year of Birth: 1942	Chairman of the Board of Trustees Trustee	Since 2005 Since 1994	President and CEO, Texas Systems, LLC and CEO, Texas learning systems LLC since 1999 (education companies); Dean, M.J. Neeley School of Business, Texas Christian University Business School from 1987 to 1999.	7	None
Richard J. Howell 301 Commerce Street Suite 1600 Fort Worth, TX 76102 Year of Birth: 1942	Trustee Chairman of the Audit and Compliance Committee	Since 2005 Since 2008	CPA; Adjunct Faculty at SMU Cox School of Business from 2004 to 2009; Consulting Services, since 2002; Audit Partner, Arthur Andersen LLP from 1974 to 2002.	7	None
Larry J. Lockwood 301 Commerce Street Suite 1600 Fort Worth, TX 76102 Year of Birth: 1953	Trustee	Since 2013	C.R. Williams Professor of Finance, Stan Block Endowed Chair in Finance, Department of Finance, Neeley School of Business, Texas Christian University since 1994.	7	None
Interested Trustees:
J. Luther King, Jr.(2) 301 Commerce Street Suite 1600 Fort Worth, TX 76102 Year of Birth: 1940	Trustee, President and Chief Executive Officer	Since 1994	Chairman, President and Director, Luther King Capital Management Corporation since 1979.	7	Tyler Technologies, Inc.
Steve R. Purvis(2) 301 Commerce Street Suite 1600 Fort Worth, TX 76102 Year of Birth: 1964	Trustee Vice President	Since 2013 Since 2000	Principal, Luther King Capital Management Corporation since 2004, Vice President and Portfolio Manager Luther King Capital Management Corporation since 1996.	7	AZZ Incorporated

(1)	Each Trustee holds office during the lifetime of the Trust until that individual resigns, retires or is otherwise removed or replaced.
(2)	Messrs. King and Purvis are each considered an “interested person” of the Trust (as defined in the 1940 Act) because of their affiliation with the Adviser.

Information about the Funds’ Trustees and Officers, Continued

Name, Address and Age	Position(s) Held with the Trust	Term of Office & Length of Time Served	Principal Occupation During Past Five Years
Principal Officers:
J. Luther King, Jr.(1) 301 Commerce Street Suite 1600 Fort Worth, TX 76102 Year of Birth: 1940	Trustee, President and Chief Executive Officer	Since 1994	Chairman, President and Director, Luther King Capital Management Corporation since 1979.
Steven R. Purvis(1) 301 Commerce Street Suite 1600 Fort Worth, TX 76102 Year of Birth: 1964	Trustee Vice President	Since 2013 Since 2000	Principal, Luther King Capital Management Corporation since 2004, Vice President and Portfolio Manager, Luther King Capital Management Corporation since 1996.
Paul W. Greenwell 301 Commerce Street Suite 1600 Fort Worth, TX 76102 Year of Birth: 1950	Vice President	Since 1996	Principal, Luther King Capital Management Corporation since 1986, Vice President and Portfolio Manager, Luther King Capital Management Corporation since 1983.
Richard Lenart 301 Commerce Street Suite 1600 Fort Worth, TX 76102 Year of Birth: 1966	Secretary and Treasurer	Since 2006	Luther King Capital Management Corporation since 2005.
Jacob D. Smith 301 Commerce Street Suite 1600 Fort Worth, TX 76102 Year of Birth: 1974	Chief Financial Officer Chief Compliance Officer	Since 2010 Since 2006	General Counsel and Chief Compliance Officer, Luther King Capital Management Corporation since 2006; Principal, Luther King Capital Management Corporation since 2013.

(1)	Messrs. King and Purvis are each considered an “interested person” of the Trust (as defined in the 1940 Act) because of their affiliation with the Adviser.

LKCM FUNDS

PRIVACY NOTICE

Our Commitment to Your Privacy

At LKCM Funds, we are committed to safeguarding the confidentiality and privacy of nonpublic personal information about our current and former shareholders. This privacy notice describes the types of nonpublic personal information we collect about you and the sources through which we obtain this information, the purposes for which we obtain and use your nonpublic information, and the policies and procedures we have implemented to protect the privacy of your nonpublic personal information.

How We Protect Your Nonpublic Personal Information

Protecting your nonpublic personal information is an important priority at LKCM Funds. Accordingly, we have implemented policies and procedures designed to safeguard your nonpublic personal information, such as your tax identification number, account and investment history, account numbers, account balances and nonpublic contact information, from unauthorized access or use. Pursuant to these policies and procedures, we maintain various physical, technological, and administrative safeguards to protect the security and confidentiality of your nonpublic personal information, and we adapt these safeguards to respond to evolving technological and other standards.

We do not disclose nonpublic personal information about you to non-affiliated firms, organizations or individuals except as authorized by you or your representatives or as required or permitted by law. We may disclose nonpublic personal information about you to nonaffiliated third parties, such as custodians, brokers, auditors, accountants, and systems and administrative service providers, in connection with the services we provide to you or on your behalf. When we provide nonpublic personal information about you to nonaffiliated third parties for these purposes, we expect them to safeguard your nonpublic personal information, use your nonpublic personal information only for the intended purposes and otherwise abide by applicable law.

How We Obtain Your Nonpublic Personal Information

We collect nonpublic personal information about you from various sources, including documents, new account applications and other information that you or your representatives, custodians, attorneys, accountants or similar parties provide to us, communications that we have with you or your representatives, custodians, attorneys, accountants or similar parties, and documents and other information related to your accounts or investment experience with us.

Please do not hesitate to contact Jacob D. Smith, our Chief Compliance Officer, if you have any questions regarding the measures we have implemented to protect the privacy of your nonpublic personal information.

U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

LKCM FUNDS

P.O. Box 701

Milwaukee, WI 53201-0701

Officers and Trustees
J. Luther King, Jr., CFA, CIC Trustee, President and Chief Executive Officer	H. Kirk Downey Chairman of the Board	Richard Lenart Secretary & Treasurer

Paul W. Greenwell Vice President	Richard J. Howell Trustee	Jacob D. Smith Chief Financial Officer Chief Compliance Officer

Steven R. Purvis, CFA Trustee, Vice President	Larry J. Lockwood Trustee

Investment Adviser
Luther King Capital Management Corporation 301 Commerce Street, Suite 1600 Fort Worth, TX 76102
Administrator, Transfer Agent, Dividend Paying Agent & Shareholder Servicing Agent
U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701
Custodian
U.S. Bank, N.A. 1555 N. River Center Drive, Suite 302 Milwaukee, WI 53212
Independent Registered Public Accounting Firm
Deloitte & Touche LLP 555 E. Wells St., Suite 1400 Milwaukee, WI 53202
Distributor
Quasar Distributors, LLC 777 East Wisconsin Avenue, Floor 6 Milwaukee, WI 53202

LKCM Aquinas Catholic Equity Fund

Annual Report

December 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the LKCM Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the LKCM Funds (if you hold your Fund shares directly with the LKCM Funds) or from your financial intermediary, such as a broker-dealer or bank (if you hold your Fund shares through a financial intermediary). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold your Fund shares directly with the LKCM Funds, you may elect to receive shareholder reports and other communications electronically from the LKCM Funds by calling 1-800-688-LKCM or, if you hold your Fund shares through a financial intermediary, by contacting your financial intermediary.

You may elect to receive all future reports on paper free of charge. If you hold your Fund shares directly with the LKCM Funds, you can inform the LKCM Funds that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-688-LKCM or, if you hold your Fund shares through a financial intermediary, contacting your financial intermediary. Your election to receive reports in paper will apply to all of the LKCM Funds you hold directly with LKCM Funds or all of the funds you hold through your financial intermediary, as applicable.

Dear Fellow Shareholders:

We report the following performance information for the LKCM Aquinas Catholic Equity Fund for indicated periods ended December 31, 2019:

Fund	Inception Date	NAV @ 12/31/19	Net Expense Ratio*, **	Gross Expense Ratio**	One Year Total Return Ended 12/31/19	Five Year Average Annualized Return Ended 12/31/19	Ten Year Average Annualized Return Ended 12/31/19	Avg. Annual Total Return Since Incept.***
LKCM Aquinas Catholic Equity Fund(1)	7/11/05	$15.06	1.00%	1.44%	31.16%	9.08%	10.83%	7.90%
S&P 500® Index(2)					31.49%	11.70%	13.56%	9.26%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-423-6369. The Fund imposes a 1.00% redemption fee on shares held less than 30 days. If reflected, the fee would reduce performance shown.

*

Luther King Capital Management Corporation, the Fund’s investment adviser, has contractually agreed to waive all or a portion of its management fee and/or reimburse expenses of the Fund to maintain an expense ratio of 1.00% per annum through May 1, 2020. This expense limitation excludes interest, taxes, brokerage commissions, indirect fees and expenses related to investments in other investment companies, including money market funds, and extraordinary expenses. Investment performance, which is based on the net expense ratio, reflects fee waivers, if any, in effect during the relevant period. In the absence of such waivers, total return would be reduced. Investment performance is based upon the net expense ratio. LKCM waived management fees and/or reimbursed expenses for the Fund during the fiscal year ended December 31, 2019.

**	Expense ratios above are as reported in the Fund’s current prospectus dated May 1, 2019. Expense ratios reported for other periods in the financial highlights of this report may differ.
***

The assets of the Aquinas Value Fund, Aquinas Growth Fund and Aquinas Small-Cap Fund were acquired by the LKCM Aquinas Value Fund, LKCM Aquinas Growth Fund and LKCM Aquinas Small Cap Fund, respectively, on July 11, 2005. Due to the change in adviser and investment technique, performance is being quoted for the period after the merger. The LKCM Aquinas Small Cap Fund and LKCM Aquinas Growth Fund were reorganized into the LKCM Aquinas Value Fund effective upon the close of business on July 29, 2016, after which the LKCM Aquinas Value Fund’s name, investment strategies and expenses changed to those of the LKCM Aquinas Catholic Equity Fund. The performance shown prior to August 1, 2016 is that of the LKCM Aquinas Value Fund.

(1)

Effective upon the close of business on July 29, 2016, the LKCM Aquinas Small Cap Fund and the LKCM Aquinas Growth Fund reorganized into the LKCM Aquinas Value Fund (the “Reorganizations”). Immediately after the Reorganizations were completed, the LKCM Aquinas Value Fund changed its name to the LKCM Aquinas Catholic Equity Fund and its investment strategies and expenses, including the expense limitation agreement, changed to the investment strategies and expenses, including the expense limitation agreement, of the LKCM Aquinas Catholic Equity Fund. The Fund’s performance prior to August 1, 2016 reflects the Fund’s prior investment strategies.

(2)

The S&P 500® Index is an unmanaged capitalization-weighted index of 500 selected stocks that is generally considered representative of the performance of large capitalization companies in the U.S. stock market.

Note: The indices defined above are not available for direct investment and the index performance therefore does not include fees, expenses or taxes.

2019 Review

The longest U.S. economic expansion on record, now in its eleventh year, also remains sluggish compared to other post-war expansions. We believe this lack of robust growth has contributed to the longevity of the current U.S. economic expansion. We believe that in order for the economy to grow above trend, aside from the immediate aftermath of a recession, consumers, businesses, and government must employ credit to pull forward consumption. Such action often results in a cycle of rising debt burdens which typically crest just as the business cycle turns down, often driven by the Federal Reserve acting to dampen inflation by raising interest rates. In our view, the consumer, in particular, has been quite disciplined regarding leverage and savings during this expansion, which has contributed to both its moderate pace and sustainability.

However, moderate economic growth of around 2.0% per year after inflation can lead to the perception that growth is relatively fragile. Investors spent a good portion of 2019 on recession watch as traditional warning signs, such as an inverted yield curve, slowing job gains, and contracting manufacturing activity, suggested an elevated risk of a recession. Weakness in many other global economies also reinforced these perceived recessionary concerns. Fortunately, weaker economic growth amid rising trade tensions spurred policymakers around the world into action as central banks lowered interest rates, reinstated quantitative easing, quickened the pace of money supply growth, and expanded fiscal spending.

The Federal Reserve then surprised markets in the first quarter of 2019 with a large and unexpected reversal in monetary policy. At the Federal Reserve’s first interest rate policy meeting of the year and only six weeks into 2019, the Federal Reserve signaled that it would refrain from further interest rate increases for the foreseeable future and suspend its balance sheet reduction at some point during the year. In our view, several factors appeared to contribute to the abrupt change in the course for monetary policy, including the decline in global equity markets following the December 2018 interest rate hike, declining inflation expectations, and the impact of trade tensions on global growth. We believe the sharp dovish tilt in monetary policy, combined with significant equity valuation compression during December 2018, set the stage for valuation expansion as monetary conditions eased and trade tensions moderated as 2019 progressed. We believe this confluence of events and other factors contributed to the strong performance of the markets during 2019, as measured by the 31.49% and 6.80% advances for the S&P 500® Index and the Bloomberg Barclays Intermediate Government/Credit Bond Index, respectively, for the year ended December 31, 2019.

2

Finally, the U.S. economy achieved a unique milestone as we closed the decade. We believe the history of recessions in the U.S. illustrates that they are a natural, though painful, part of the business cycle. The National Bureau of Economic Research marks the beginning of the first business cycle of record during the fourth quarter of 1854. In every decade since the 1850s, the U.S. economy has experienced a recession, which is generally defined as two consecutive quarters of contracting U.S. Gross Domestic Product (GDP). However, 2019 brought to a close the only decade over the past 165 years in which the U.S. economy did not experience a recession.

2020 Outlook

We believe the domestic economic outlook has become incrementally positive, as the slump in manufacturing appears to be bottoming, labor markets remain robust, monetary policy remains accommodative, and some political uncertainties appear to have diminished. Personal consumption represents roughly 70% of the U.S. economy, and the consumer remains healthy in our view. The U.S. economy created a surprisingly strong 266,000 new jobs in November 2019, aided in part by the return to work of 49,000 striking General Motors employees. Labor market strength also appears evident in the most recent November 2019 unemployment rate of 3.5%, the lowest since December 1969. We believe that tight labor markets are supportive of higher wages, which grew by 3.1% in November 2019 compared with a year earlier. The lowest paid U.S. workers appeared to be the recipients of the biggest raises as earnings for nonsupervisory workers grew by 3.7% from a year earlier, and this trend could continue in our view. Twenty-two states have ushered in higher minimum wage levels around the beginning of 2020. Only seven of these increases appear to relate to inflation adjustments, the balance of which are the result of state legislative actions or ballot initiatives passed by voters. We believe this will impact an estimated 6.8 million workers with increases ranging from a $0.10 per hour inflation-related adjustment in Florida to a $1.50 per hour increase in New Mexico and Washington. We believe that these strong labor conditions have helped lift consumer confidence back to recent highs.

The U.S. dollar finished 2019 little changed from the beginning of the year; however, we believe that it could face three potential headwinds over the coming year. First, rising global bond yields have generally narrowed the excess yield spread offered by owning U.S. bonds, potentially resulting in a decrease in demand for U.S. dollars by foreign investors. Second, we believe the U.S. dollar has historically been a counter-cyclical currency, meaning that it weakens as the economic growth between the U.S. and the rest of the world narrows. In our view, the heart of the European economy, Germany’s large manufacturing base, has been particularly hard hit over the past year as auto manufacturing firms, still reeling from emissions scandals, have been heavily impacted by declining auto exports to China and significant retooling costs to develop more electric vehicles. However, we believe that European economic growth, aided by recent easing of monetary policy by the European Central Bank, should stabilize and show signs of recovery in the coming years. Finally, the U.S. dollar generally is sensitive to changes in inflation expectations, which fell from mid-2018 through the early part of the fourth quarter of 2019. We believe that if inflation expectations were to lift slightly from depressed levels in light of easing monetary policy, the U.S. dollar could weaken, and any weakening in the U.S. dollar would likely help boost corporate earnings of domestic companies with foreign sales.

For 2020, the U.S. presidential election features prominently in the year ahead. As the election approaches, investors will parse unexpected developments, which likely will be rapidly reflected in market prices. One simple result could be higher volatility as November 2020 approaches, particularly if risk to the status quo is perceived to rise. Historically, the electorate has viewed the U.S. presidential election through the prism of the economy. Since Woodrow Wilson’s second term in 1916, in all twelve cases when the incumbent presidents avoided a recession two years before seeking another term, they went on to win reelection. Conversely, in the six instances when a recession occurred in the two year run-up to a re-election year, the incumbent lost with one exception, Calvin Coolidge, who won the election in 1924 as the incumbent after the passing of President Harding.

In summary, our projected outlook for 2020 is for the economy to continue to expand around 2% in real terms, aided by easing monetary policy as well as healthy consumption which we expect to be supported by continued strength in the labor market and real wage growth. The trade tension fever may have finally broken, which we believe should be positive for business confidence, a component of capital spending plans by businesses. As always, a market correction, generally defined as a decline of approximately 10% in the value of the equity markets, could occur at any time in our view. However, we believe a bear market, generally defined as a decline of greater than 20% in the value of the equity markets, appears less likely without an accompanying recession. We believe there is a low probability of this risk, absent a severe exogenous shock to the U.S. economy. The November 2020 elections will rightly capture the attention of investors, and there is considerable time for developments to occur in the interim.

LKCM Aquinas Catholic Equity Fund

During the year ended December 31, 2019, the LKCM Aquinas Catholic Equity Fund returned 31.16% against the 31.49% return for the Fund’s benchmark, the S&P 500® Index. During the year the Fund’s relative performance benefited from sector allocation decisions, which was slightly offset by stock selection decisions. The Fund’s relative performance benefited from being overweight in the Information Technology sector and underweight in the Healthcare sector. The Fund also benefited from stock selection in the Healthcare and Materials sectors relative to the benchmark, although the Fund’s stock selection in the Information Technology and Energy sectors detracted from relative performance.

As the Fund enters 2020, we continue to emphasize portfolio companies for the Fund that we believe will benefit from lower tax rates and where continued dividend increases and share repurchases appear likely. Additionally, we expect that many of the portfolio companies held by the Fund should continue to benefit from repatriation of cash formerly held by those portfolio companies overseas.

3

We believe a significant portion of the profits of portfolio companies held by the Fund are generated from overseas operations, and we expect those portfolio companies will continue to benefit from strengthening overseas economies, particularly if the U.S. dollar weakens.

J. Luther King, Jr., CFA, CIC

January 28, 2020

The information provided herein represents the opinion of J. Luther King, Jr., CFA, CIC and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Please refer to the Schedule of Investments found on page 9 of the report for more information on Fund holdings. Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any securities.

Mutual fund investing involves risk. Principal loss is possible. Past performance is not a guarantee of future results. Investments in equity securities are subject to market risks and significant fluctuations in value. Small and medium capitalization funds typically carry additional risks, since smaller companies generally have a higher risk of failure, and, historically, their stocks have experienced a greater degree of market volatility than stocks on average. These risks are discussed in the Fund’s summary and statutory prospectuses. Since the Fund practices socially responsible investing within the framework provided by the United States Conference of Catholic Bishop’s Socially Responsible Investing Guidelines, the Fund may forego a profitable investment opportunity or sell a security when it may be disadvantageous to do so.

Earnings growth is not a measure of future performance.

Yield curve is a line that plots yields (interest rates) of bonds having equal credit quality but differing maturity dates. The slope of the yield curve gives an idea of future interest rate changes and economic activity.

The Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index is an unmanaged market value weighted index measuring both the principal price changes of, and income provided by, the underlying universe of securities that comprise the index. Securities included in the index must meet the following criteria: fixed as opposed to variable rate; remaining maturity of one to ten years; minimum outstanding par value of $250 million; rated investment grade or higher by Moody’s Investors Service or equivalent; must be dollar denominated and non-convertible; and must be publicly issued.

Investors should consider the investment objective, risks and charges and expenses of the Fund carefully before investing. The Fund’s summary prospectus and prospectus contain this and other information about the Fund. Investors can obtain the summary prospectus and the prospectus by calling 1-800-423-6369. The summary prospectus and prospectus should be read carefully before investing in the Fund.

Quasar Distributors, LLC, distributor.

4

PERFORMANCE:

The following information illustrates the historical performance of the LKCM Aquinas Catholic Equity Fund as of December 31, 2019 compared to the Fund’s benchmark and peer group indices.

Performance data quoted represents past performance; past performance does not guarantee future results. The graph and table reflect the reinvestment of dividends and other distributions, if any, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-423-6369. Returns would have been lower if LKCM had not waived a portion of its management fee and/or reimbursed certain expenses of the Fund. Please see Note B to the Notes to the Financial Statements for specific information regarding management fee waiver and/or expense reimbursement arrangements for the Fund.

An index is an unmanaged portfolio and does not trade or incur any expenses. The Lipper Large-Cap Core Funds Index, however, does reflect the fees and expenses borne by the funds included in that index. One can not invest in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURN (Periods Ended December 31, 2019)(1)

	Past 1 Year	Past 5 Years(2)	Past 10 Years(2)	Since Inception(2)(3)
LKCM Aquinas Catholic Equity Fund	31.16%	9.08%	10.83%	7.90%
S&P 500® Index	31.49%	11.70%	13.56%	9.26%
Lipper Large-Cap Core Funds Index	29.00%	10.54%	12.17%	8.43%
(1)

Effective upon the close of business on July 29, 2016, the LKCM Aquinas Small Cap Fund and the LKCM Aquinas Growth Fund reorganized into the LKCM Aquinas Value Fund (the “Reorganizations”). At the time the Reorganizations were completed, the LKCM Aquinas Value Fund changed its name to the LKCM Aquinas Catholic Equity Fund (“Fund”) and its investment strategies and expenses, including the expense limitation agreement, changed to the investment strategies and expenses, including the expense limitation agreement, of the Fund. The Fund’s performance prior to August 1, 2016 reflects the Fund’s prior investment strategies.

(2)	Annualized.
(3)

The assets of the Aquinas Value Fund, Aquinas Growth Fund and Aquinas Small-Cap Fund were acquired by the LKCM Aquinas Value Fund, LKCM Aquinas Growth Fund and LKCM Aquinas Small Cap Fund, respectively, on July 11, 2005. At the time of the reorganization, the Adviser also changed from Aquinas Investment Advisers, Inc. to Luther King Capital Management Corporation. Due to the change in adviser and investment technique, performance is being quoted for the period after the merger. As stated above, the LKCM Aquinas Growth Fund and LKCM Aquinas Small-Cap Fund were reorganized into the LKCM Aquinas Value Fund effective upon the close of business on July 29, 2016, after which the LKCM Aquinas Value Fund’s name, investment strategies and expenses changed to those of the Fund. The performance shown prior to August 1, 2016, is that of the LKCM Aquinas Value Fund.

5

A HYPOTHETICAL $10,000 INVESTMENT IN LKCM AQUINAS CATHOLIC EQUITY FUND

(for the ten years ended December 31, 2019)

The S&P 500® Index is an unmanaged capitalization-weighted index of 500 selected stocks that is generally considered representative of the performance of large capitalization companies in the U.S. stock market.

The Lipper Large-Cap Core Funds Index is an unmanaged index generally considered representative of large cap core mutual funds tracked by Lipper, Inc.

6

LKCM Aquinas Catholic Equity Fund Expense Example — December 31, 2019

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (7/1/19-12/31/19).

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Although the Fund charges no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC (doing business as U.S. Bank Global Fund Services) the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15 fee is charged by the Fund’s transfer agent. You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem your shares of the Fund within 30 days of purchase, unless otherwise determined by the Fund in its discretion. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example below includes management fees, registration fees and other expenses. However, the example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles.

HYPOTHETICAL EXAMPLES FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactions costs were included, your costs would have been higher.

	LKCM Aquinas Catholic Equity Fund
	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period* 7/1/19 – 12/31/19
Actual	$1,000.00	$1,066.60	$5.21
Hypothetical (5% return before expense)	$1,000.00	$1,020.16	$5.09

*	Expenses are equal to the Fund’s annualized net expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

7

ALLOCATION OF PORTFOLIO HOLDINGS — LKCM Aquinas Catholic Equity Fund — December 31, 2019

Percentages represent market value as a percentage of total investments.

LKCM Aquinas Catholic Equity Fund

8

LKCM AQUINAS CATHOLIC EQUITY FUND
SCHEDULE OF INVESTMENTS
December 31, 2019

COMMON STOCKS - 98.9%	Shares	Value
Aerospace & Defense - 3.7%
Honeywell International, Inc.	10,000	$1,770,000

Banks - 11.2%
Comerica, Inc.	18,000	1,291,500
Cullen/Frost Bankers, Inc.	5,000	488,900
Truist Financial Corp.	32,375	1,823,360
Zions Bancorp N.A.	32,500	1,687,400

		5,291,160

Beverages - 3.2%
PepsiCo, Inc.	11,000	1,503,370

Chemicals - 6.4%
Corteva, Inc.	22,500	665,100
Ecolab, Inc.	6,500	1,254,435
The Sherwin-Williams Co.	1,900	1,108,726

		3,028,261

Computers & Peripherals - 4.9%
Apple, Inc.	8,000	2,349,200

Construction Materials - 1.8%
Martin Marietta Materials, Inc.	3,000	838,920

Diversified Telecommunication Services - 2.3%
AT&T, Inc.	27,500	1,074,700

Electrical Equipment & Instruments - 3.4%
Roper Technologies, Inc.	4,500	1,594,035

Electronic Equipment & Instruments - 5.1%
FLIR Systems, Inc.	24,500	1,275,715
Trimble, Inc. (a)	27,000	1,125,630

		2,401,345

Food Products - 1.7%
Mondelez International, Inc. - Class A	15,000	826,200

Internet & Catalog Retail - 3.1%
Amazon.com, Inc. (a)	800	1,478,272

IT Consulting & Services - 3.0%
PayPal Holdings, Inc. (a)	13,000	1,406,210

Machinery - 3.0%
Stanley Black & Decker, Inc.	8,500	1,408,790

Media & Entertainment - 4.5%
Alphabet, Inc. - Class A (a)	1,600	2,143,024

Multiline Retail - 2.0%
Dollar Tree, Inc. (a)	10,000	940,500

Oil & Gas & Consumable Fuels - 3.0%
Occidental Petroleum Corp.	18,000	741,780
WPX Energy, Inc. (a)	50,000	687,000

		1,428,780

Pharmaceuticals - 8.1%
Abbott Laboratories	20,000	1,737,200
Zoetis, Inc.	16,000	2,117,600

		3,854,800

COMMON STOCKS	Shares	Value
Professional Services - 3.5%
Verisk Analytics, Inc.	11,000	$1,642,740

Software - 13.5%
Adobe, Inc. (a)	5,800	1,912,898
Microsoft Corp.	10,000	1,577,000
Oracle Corp.	27,500	1,456,950
RealPage, Inc. (a)	27,500	1,478,125

		6,424,973

Software & Services - 3.8%
Akamai Technologies, Inc. (a)	21,000	1,813,980

Specialty Retail - 4.9%
The Home Depot, Inc.	5,500	1,201,090
Tiffany & Co.	8,500	1,136,025

		2,337,115

Textiles, Apparel & Luxury Goods - 2.8%
VF Corp.	13,500	1,345,410

TOTAL COMMON STOCKS (Cost $22,544,641)		46,901,785

SHORT-TERM INVESTMENT - 1.3%
Money Market Fund - 1.3%
Invesco Short-Term Investments Trust - Government & Agency Portfolio - Institutional Shares, 1.51% (b)	586,922	586,922

TOTAL SHORT-TERM INVESTMENT (Cost $586,922)		586,922

Total Investments - 100.2% (Cost $23,131,563)		47,488,707
Liabilities in Excess of Other Assets - (0.2)%		(80,576)

TOTAL NET ASSETS - 100.0%		$47,408,131

(a)	Non-income producing security.
(b)	The rate quoted is the annualized seven-day yield of the fund at period end.

Investments are classified by industry pursuant to the Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of Morgan Stanley Capital International, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

9

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2019

LKCM Aquinas Catholic Equity Fund

Assets:
Investments, at value*	$47,488,707
Receivable for Fund shares sold	998
Dividends and interest receivable	51,816
Other assets	6,338

Total assets	47,547,859

Liabilities:
Payable for Fund shares redeemed	2,395
Payable for investment advisory fees (Note B)	51,177
Payable for distribution expense (Note B)	44,285
Payable for accounting and transfer agent fees and expenses	12,710
Payable for professional fees	10,660
Payable for reports to shareholders	8,692
Payable for administrative fees	6,899
Payable for trustees’ fees and officer compensation (Note B)	1,881
Payable for custody fees and expenses	1,029

Total liabilities	139,728

Net Assets	$47,408,131

Net Assets Consist of:
Paid in capital	$22,921,509
Total distributable earnings	24,486,622

Net Assets	$47,408,131

Shares of beneficial interest outstanding (unlimited shares of no par value authorized)	3,148,530
Net asset value per share (offering and redemption price)	$15.06

* Cost of investments	$23,131,563

The accompanying notes are an integral part of these financial statements.

10

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2019

LKCM Aquinas Catholic Equity Fund

Investment Income:
Dividends	$681,594
Interest	11,183

Total income	692,777

Expenses:
Investment advisory fees (Note B)	428,466
Accounting and transfer agent fees and expenses	74,955
Distribution expense (Note B)	47,607
Administrative fees	41,278
Trustees’ fees and officer compensation (Note B)	33,771
Federal and state registration	36,712
Reports to shareholders	19,081
Professional fees	26,318
Custody fees and expenses	8,594
Other	2,146

Total expenses	718,928
Less, expense waiver and/or reimbursement (Note B)	(242,854)

Net expenses	476,074

Net investment income	216,703

Realized and Unrealized Gain on Investments:
Net realized gain on investments	5,320,117
Net change in unrealized appreciation/depreciation on investments	7,504,825

Net Realized and Unrealized Gain on Investments	12,824,942

Net Increase in Net Assets Resulting from Operations	$13,041,645

The accompanying notes are an integral part of these financial statements.

11

STATEMENTS OF CHANGES IN NET ASSETS

LKCM Aquinas Catholic Equity Fund

	Year Ended December 31, 2019	Year Ended December 31, 2018
Operations:
Net investment income	$216,703	$198,745
Net realized gain on investments	5,320,117	10,664,201
Net change in unrealized appreciation/depreciation on investments	7,504,825	(13,838,210)

Net increase (decrease) in net assets resulting from operations	13,041,645	(2,975,264)

Net Dividends and Distributions to Shareholders:	(4,929,412)	(8,749,323)

Net decrease in net assets resulting from Fund share transactions (Note C)	(6,036,287)	(14,000,732)

Total increase (decrease) in net assets	2,075,946	(25,725,319)

Net Assets:
Beginning of period	45,332,185	71,057,504

End of period	$47,408,131	$45,332,185

The accompanying notes are an integral part of these financial statements.

12

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING

	LKCM Aquinas Catholic Equity Fund

	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016 (1)	Year Ended December 31, 2015
Net Asset Value – Beginning of Period	$12.80	$17.19	$15.40	$15.17	$16.87

Net investment income	0.07 (2)	0.06 (2)	0.05	0.04	0.03
Net realized and unrealized gain (loss) on investments	3.92	(1.46)	3.16	1.41	(0.56)

Total from investment operations	3.99	(1.40)	3.21	1.45	(0.53)

Dividends from net investment income	(0.08)	(0.07)	(0.05)	(0.04)	(0.04)
Distributions from net realized gains	(1.65)	(2.92)	(1.37)	(1.18)	(1.13)

Total dividends and distributions	(1.73)	(2.99)	(1.42)	(1.22)	(1.17)

Net Asset Value – End of Period	$15.06	$12.80	$17.19	$15.40	$15.17

Total Return	31.16%	-7.96%	20.79%	9.52%	-3.28%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$47,408	$45,332	$71,058	$62,997	$44,868
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	1.51%	1.44%	1.43%	1.66%	1.55%
After expense waiver and/or reimbursement(3)	1.00%	1.00%	1.00%	1.23%	1.50%
Ratio of net investment income to average net assets:
Before expense waiver and/or reimbursement	(0.05)%	(0.12)%	(0.14)%	(0.15)%	0.14%
After expense waiver and/or reimbursement(3)	0.46%	0.32%	0.29%	0.28%	0.19%
Portfolio turnover rate	12%	14%	18%	18%	11%

(1)

Effective upon the close of business on July 29, 2016, the LKCM Aquinas Growth Fund and the LKCM Aquinas Small Cap Fund were reorganized into the LKCM Aquinas Value Fund and the Fund was renamed the LKCM Aquinas Catholic Equity Fund. Activity after July 29, 2016 reflects the Funds’ combined operations.

(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(3)

Effective August 1, 2016, the Fund’s investment adviser contractually agreed to lower the expense cap for the Fund from 1.50% to 1.00% of the Fund’s average daily net assets and the fees charged under the Fund’s Rule 12b-1 plan changed from 0.25% per annum to 0.10% per annum as of August 1, 2016.

The accompanying notes are an integral part of these financial statements.

13

LKCM FUNDS
NOTES TO THE FINANCIAL STATEMENTS

A.    Organization and Significant Accounting Policies:    LKCM Funds (the “Trust”) is registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end, management investment company. The Trust was organized as a Delaware statutory trust on February 10, 1994 and consists of seven diversified series as of December 31, 2019, one of which is presented herein: the LKCM Aquinas Catholic Equity Fund (the “Fund”). On July 11, 2005, the LKCM Aquinas Funds acquired the assets and assumed the liabilities of the Aquinas Funds. Effective upon the close of business on July 29, 2016, the LKCM Aquinas Small Cap Fund and the LKCM Aquinas Growth Fund reorganized into the LKCM Aquinas Value Fund, which changed its name immediately thereafter to the LKCM Aquinas Catholic Equity Fund and its investment strategies and expenses, including the expense limitation agreement, changed to the investment strategies and expenses, including the expense limitation agreement, of the LKCM Aquinas Catholic Equity Fund. The Fund is subject to expenses pursuant to the Rule 12b-1 plan described in Note B. The Fund charges a 1% redemption fee for redemptions of Fund shares held for less than 30 days, unless otherwise determined by the Fund in its discretion.

The LKCM Aquinas Catholic Equity Fund seeks to maximize long-term capital appreciation, while incorporating Catholic values investing principles in the investment process. The LKCM Aquinas Catholic Equity Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies that Luther King Capital Management Corporation (the “Adviser”) believes are likely to have above-average growth in revenue and/or earnings, above-average returns on shareholders’ equity, potential for above-average capital appreciation, and/or companies the Adviser believes have attractive relative valuations.

The Fund practices socially responsible investing within the framework provided by the United States Conference of Catholic Bishops’ Socially Responsible Investment Guidelines (the “Guidelines”). The Fund’s investment approach incorporates the Guidelines through a combination of screening portfolio companies based on criteria set forth in the Guidelines, dialogue with companies whose policies and practices may conflict with the Guidelines, and/or potentially excluding from the Fund’s portfolio the securities of those companies that are unwilling to alter their policies and practices over a reasonable period of time. The Adviser monitors companies selected for the Fund for policies on various issues contemplated by the Guidelines. If the Fund invests in a company whose policies and practices are inconsistent with the Guidelines, the Adviser may attempt to influence the company, sell the company’s securities or otherwise exclude future investments in such company.

The following is a summary of significant accounting policies followed by the Fund in preparation of the financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946, Investment Companies.

1.    Security Valuation:    Equity securities listed or traded on a U.S. securities exchange for which market quotations are readily available are valued at the last quoted sale price on the exchange on which the security is primarily traded. Nasdaq Global Market securities are valued at the Nasdaq Official Closing Price (“NOCP”). Unlisted U.S. equity securities and listed U.S. equity securities not traded on a particular valuation date are valued at the mean of the most recent quoted bid and ask price on the relevant exchanges or markets. Equity securities listed on a foreign exchange for which market quotations are readily available are valued at the last quoted sales price on the exchange on which the security is primarily traded. Debt securities are normally valued at the mean of the closing bid and ask price and/or by using a combination of broker quotations or evaluated prices provided by an independent pricing service. Futures and options on futures are valued at the settlement prices established each day on the principal exchange on which they are traded. Forward contracts are valued based on the forward rate using information provided by an independent pricing service. Other assets and securities for which no market or broker quotations or evaluated prices are readily available are valued in good faith at fair value using guidelines approved by the Board of Trustees. The Board of Trustees has established policies and procedures that authorize the Adviser to fair value a security in good faith under certain circumstances. The Fund may use prices provided by independent pricing services to assist in the fair valuation of the Fund’s portfolio securities.

The Trust has adopted accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized in the three broad levels listed below.

Level 1	–	Quoted unadjusted prices for identical instruments in active markets to which the Trust has access at the date of measurement.

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Level 2	–	Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

Level 3	–	Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Trust’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. As of December 31, 2019, the Fund’s assets carried at fair value were classified as follows:

LKCM Aquinas Catholic Equity Fund

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$46,901,785	$—	$—	$46,901,785
Money Market Fund	586,922	—	—	586,922

Total Investments*	$47,488,707	$—	$—	$47,488,707

*	Additional information regarding the industry classifications of these investments is disclosed in the Schedule of Investments.

2.    Federal Income Taxes:    The Fund has elected to be treated as a “regulated investment company” under Subchapter M of the Internal Revenue Code and the Fund intends to distribute all of its investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is recorded.

3.    Distributions to Shareholders:    The Fund generally intends to declare and pay income dividends and distribute net capital gain, if any, at least on an annual basis.

4.    Foreign Securities:    Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of U.S. issuers. These risks include devaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and securities of the U.S. government.

5.    Expense Allocation:    Expenses incurred by the Funds in the Trust are allocated among the Funds based upon (i) relative average net assets, (ii) a specific identification basis as incurred, or (iii) evenly among the Funds, depending on the nature of the expense.

6.    Use of Estimates:    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

7.    Guarantees and Indemnifications:    In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund expects the risk of loss to be remote.

8.    Security Transactions and Investment Income:    Security and shareholder transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income and dividends and distributions to shareholders are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable jurisdiction’s tax rules and rates. Interest income is recognized on the accrual basis. All discounts and premiums are amortized based on the effective interest method for tax and financial reporting purposes. The Fund may hold the securities of real estate investment trusts (“REITs”). Distributions from such investments may include income, capital gains and return of capital.

9.    Other:    Distributions from net investment income and realized capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the consolidated financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share.

Accordingly, at December 31, 2019, reclassifications were recorded as follows for the Fund:

Accumulated net realized gain	($455,690)
Paid in capital	455,690

10.    Restricted and Illiquid Securities:    The Fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale including investments considered by the Fund to be illiquid. Restricted securities generally may be resold in transactions exempt from registration. Illiquid investments are investments that the Fund reasonably expects cannot be sold or

15

disposed of in current market conditions within seven calendar days or less in the ordinary course of business without the sale or disposition significantly changing the market value of the investment. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

11.    Recent Accounting Pronouncements:    In March 2017, the Financial Accounting Standards Board (“FASB”) issued ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”). The amendments in the ASU 2017-08 shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU 2017-08 does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU 2017-08 is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Effective, January 1, 2019, the Fund adopted ASU 2017-08, and the adoption had no impact on the financial statements.

In August 2018, FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management has evaluated ASU 2018-13 and has adopted the relevant provisions of the disclosure framework.

B.    Investment Advisory and Other Agreements:    The Adviser serves as the investment adviser to the Fund under an Investment Advisory Agreement (the “Agreement”). The Adviser receives a fee, computed daily and payable quarterly, at the annual rate presented below as applied to the Fund’s average daily net assets. The Adviser has contractually agreed to waive all or a portion of its management fee and/or reimburse expenses of the Fund through May 1, 2020 in order to limit the Fund’s operating expenses to the annual cap rate identified below. This expense limitation excludes interest, taxes, brokerage commissions, indirect fees and expenses relating to investments in other investment companies, including money market funds, and extraordinary expenses. For the year ended December 31, 2019, the Adviser waived the following management fees and/or reimbursed expenses to meet its expense cap obligations for the Fund:

Annual Management Fee Rate	0.90%
Annual Cap on Expenses	1.00%
Fees Waived and/or Expenses Reimbursed in 2019	$242,854

The Trust reimburses the Adviser for a portion of compensation paid to the Trust’s Chief Compliance Officer. This compensation is reported as part of the “Trustees fees and officer compensation” expense on the Statement of Operations.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, serves as transfer agent and administrator for the Fund and serves as accounting services agent for the Fund. U.S. Bank, N.A. serves as custodian for the Fund.

Distribution services are performed pursuant to a distribution contract with Quasar Distributors, LLC, the Trust’s principal underwriter.

The Trust has adopted a Rule 12b-1 plan for the Fund, under which the Fund may pay an annualized fee of up to 1.00% of its average daily net assets for distribution and other services. However, the Board of Trustees has currently only authorized an annual fee of 0.10% of the average daily net assets for the Fund. Prior to August 1, 2016, the Fund assessed an annual Rule 12b-1 fee of 0.25% of the average daily net assets for the Fund. For the year ended December 31, 2019, fees incurred by the Fund pursuant to the 12b-1 Plan were $47,607.

C.    Fund Shares:    At December 31, 2019, there was an unlimited number of shares of beneficial interest, no par value, authorized. The following table summarizes the activity in shares of the Fund:

	Year Ended December 31, 2019		Year Ended December 31, 2018
	Shares	Amount	Shares	Amount
Shares sold	148,983	$2,264,439	278,894	$4,917,666
Shares issued to shareholders in reinvestment of distributions	316,326	4,767,041	650,427	8,240,906
Shares redeemed	(858,817)	(13,067,846)	(1,521,952)	(27,160,652)
Redemption fee		79		1,348

Net decrease	(393,508)	$(6,036,287)	(592,631)	$(14,000,732)

Shares Outstanding:
Beginning of period	3,542,038		4,134,669

End of period	3,148,530		3,542,038

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D.    Security Transactions:    Purchases and sales of investment securities, other than short-term investments, for the Fund for the year ended December 31, 2019 were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$—	$5,685,765	$—	$17,134,974

E.    Tax Information:    At December 31, 2019, the components of accumulated earnings (losses) on a tax basis for the Fund were as follows:

Tax Cost of Investments	$23,131,563

Gross Unrealized Appreciation	$24,486,473
Gross Unrealized Depreciation	(129,329)

Net Unrealized Appreciation	$24,357,144

Undistributed Ordinary Income	$5,453
Undistributed Long-Term Capital Gain	124,025

Total Distributable Earnings	$129,478

Other Accumulated Losses	$—

Total Accumulated Gains	$24,486,622

To the extent the Fund realizes future net capital gains, taxable distributions will be reduced by any unused capital loss carryforwards as permitted by the Internal Revenue Code. At December 31, 2019, the Fund had no capital loss carryforwards.

The tax components of dividends paid during the periods shown below for the Fund were as follows:

Year Ended December 31, 2019		Year Ended December 31, 2018
Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains
$216,623	$4,712,789	$204,969	$8,544,354

The Fund designated earnings and profits distributed to shareholders upon the redemption of shares during 2019 and 2018 in determining undistributed net capital gains as of December 31, 2019 and 2018.

The Trust has adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Trust has reviewed all open tax years and major jurisdictions and concluded that there is no impact on the Fund’s financial position or results of operations. Tax years that remain open to examination by major tax jurisdictions include tax years ended December 31, 2016 through December 31, 2019. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on tax returns as of December 31, 2019. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. If applicable, the Fund would recognize interest accrued related to unrecognized tax benefits in “interest expense” and penalties in “other expense” on the statement of operations.

F.    Subsequent Events:    In preparing these financial statements, management has evaluated the Fund’s related events and transactions that occurred subsequent to December 31, 2019 through the date the financial statements were issued. Other than as disclosed below, management has determined that there were no significant subsequent events requiring recognition or disclosure in the financial statements.

On November 25, 2019, U.S. Bancorp, the parent company of Quasar Distributors, LLC (“Quasar”), the Fund’s distributor, announced that it had signed a purchase agreement to sell Quasar to Foreside Financial Group, LLC (“Foreside”) such that Quasar will become a wholly-owned broker-dealer subsidiary of Foreside. The transaction is expected to close by the end of March 2020. Quasar will remain the Fund’s distributor at the close of the transaction, subject to approval of the Board of Trustees of the Funds.

17

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the shareholders and Board of Trustees of LKCM Funds

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments of LKCM Aquinas Catholic Equity Fund, one of the series constituting the LKCM Funds (the “Fund”), as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

Milwaukee, Wisconsin

February 25, 2020

We have served as the auditor of one or more LKCM Funds since 2007.

18

LKCM AQUINAS CATHOLIC EQUITY FUND
ADDITIONAL INFORMATION
December 31, 2019

Tax Information:    For the fiscal year ended December 31, 2019, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs & Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%

For corporate shareholders, the percentage of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended December 31, 2019 was 100.00%.

Availability of Proxy Voting Information:    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities, as well as information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available without charge, upon request, by calling toll-free 1-800-423-6369 or on the SEC website at http://www.sec.gov.

The actual voting records relating to portfolio securities during the twelve month period ended June 30 (as filed with the SEC on Form N-PX) are available without charge, upon request, by calling the Fund toll free at 1-800-423-6369 or by accessing the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedule:    The Fund is required to file complete schedules of portfolio holdings with the SEC for the first and third fiscal quarters on Form N-Q. Once filed, the Fund’s Form N-Q is available without charge upon request on the SEC’s website (http://www.sec.gov) and is also available by calling 1-800-423-6369. You can also review and copy the Fund’s Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330). Beginning June 1, 2020, monthly portfolio disclosures will be filed quarterly with the SEC on Form N-PORT, with quarter-end disclosures being made public 60 days after the end of each fiscal quarter.

19

Information about the Fund’s Trustees and Officers:

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees. Information pertaining to the Trustees of the Fund is set forth below. The Statement of Additional Information includes additional information about the Fund’s Trustees and officers and is available, without charge, upon request by calling 1-800-423-6369.

Name, Address and Age	Position(s) Held with the Trust	Term of Office & Length of Time Served(1)	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees:
H. Kirk Downey 301 Commerce Street Suite 1600 Fort Worth, TX 76102 Year of Birth: 1942	Chairman of the Board of Trustees Trustee	Since 2005 Since 1994	President and CEO, Texas Systems, LLC and CEO, Texas learning systems LLC since 1999 (education companies); Dean, M.J. Neeley School of Business, Texas Christian University Business School from 1987 to 1999.	7	None
Richard J. Howell 301 Commerce Street Suite 1600 Fort Worth, TX 76102 Year of Birth: 1942	Trustee Chairman of the Audit and Compliance Committee	Since 2005 Since 2008	CPA; Adjunct Faculty at SMU Cox School of Business from 2004 to 2009; Consulting Services, since 2002; Audit Partner, Arthur Andersen LLP from 1974 to 2002.	7	None
Larry J. Lockwood 301 Commerce Street Suite 1600 Fort Worth, TX 76102 Year of Birth: 1953	Trustee	Since 2013	C.R. Williams Professor of Finance, Stan Block Endowed Chair in Finance, Department of Finance, Neeley School of Business, Texas Christian University since 1994.	7	None
Interested Trustees:
J. Luther King, Jr.(2) 301 Commerce Street Suite 1600 Fort Worth, TX 76102 Year of Birth: 1940	Trustee, President and Chief Executive Officer	Since 1994	Chairman, President and Director, Luther King Capital Management Corporation since 1979.	7	Tyler Technologies, Inc.
Steven R. Purvis(2) 301 Commerce Street Suite 1600 Fort Worth, TX 76102 Year of Birth: 1964	Trustee Vice President	Since 2013 Since 2000	Principal, Luther King Capital Management Corporation since 2004, Vice President and Portfolio Manager, Luther King Capital Management Corporation since 1996.	7	AZZ Incorporated

(1)	Each Trustee holds office during the lifetime of the Trust until that individual resigns, retires or is otherwise removed or replaced.
(2)	Messrs. King and Purvis are each considered an “interested person” of the Trust (as defined in the 1940 Act) because of their affiliation with the Adviser.

20

Information about the Fund’s Trustees and Officers, Continued

Name, Address and Age	Position(s) Held with the Trust	Term of Office & Length of Time Served	Principal Occupation During Past Five Years
Principal Officers:
J. Luther King, Jr.(1) 301 Commerce Street Suite 1600 Fort Worth, TX 76102 Year of Birth: 1940	Trustee, President and Chief Executive Officer	Since 1994	Chairman, President and Director, Luther King Capital Management Corporation since 1979.
Steven R. Purvis(1) 301 Commerce Street Suite 1600 Fort Worth, TX 76102 Year of Birth: 1964	Trustee Vice President	Since 2013 Since 2000	Principal, Luther King Capital Management Corporation since 2004, Vice President and Portfolio Manager, Luther King Capital Management Corporation since 1996.
Paul W. Greenwell 301 Commerce Street Suite 1600 Fort Worth, TX 76102 Year of Birth: 1950	Vice President	Since 1996	Principal, Luther King Capital Management Corporation since 1986, Vice President and Portfolio Manager, Luther King Capital Management Corporation since 1983.
Richard Lenart 301 Commerce Street Suite 1600 Fort Worth, TX 76102 Year of Birth: 1966	Secretary and Treasurer	Since 2006	Luther King Capital Management Corporation since 2005.
Jacob D. Smith 301 Commerce Street Suite 1600 Fort Worth, TX 76102 Year of Birth: 1974	Chief Financial Officer Chief Compliance Officer	Since 2010 Since 2006	General Counsel and Chief Compliance Officer, Luther King Capital Management Corporation since 2006; Principal, Luther King Capital Management Corporation since 2013.

(1)	Messrs. King and Purvis are each considered an “interested person” of the Trust (as defined in the 1940 Act) because of their affiliation with the Adviser.

21

LKCM FUNDS

PRIVACY NOTICE

Our Commitment to Your Privacy

At LKCM Funds, we are committed to safeguarding the confidentiality and privacy of nonpublic personal information about our current and former shareholders. This privacy notice describes the types of nonpublic personal information we collect about you and the sources through which we obtain this information, the purposes for which we obtain and use your nonpublic information, and the policies and procedures we have implemented to protect the privacy of your nonpublic personal information.

How We Protect Your Nonpublic Personal Information

Protecting your nonpublic personal information is an important priority at LKCM Funds. Accordingly, we have implemented policies and procedures designed to safeguard your nonpublic personal information, such as your tax identification number, account and investment history, account numbers, account balances and nonpublic contact information, from unauthorized access or use. Pursuant to these policies and procedures, we maintain various physical, technological, and administrative safeguards to protect the security and confidentiality of your nonpublic personal information, and we adapt these safeguards to respond to evolving technological and other standards.

We do not disclose nonpublic personal information about you to non-affiliated firms, organizations or individuals except as authorized by you or your representatives or as required or permitted by law. We may disclose nonpublic personal information about you to nonaffiliated third parties, such as custodians, brokers, auditors, accountants, and systems and administrative service providers, in connection with the services we provide to you or on your behalf. When we provide nonpublic personal information about you to nonaffiliated third parties for these purposes, we expect them to safeguard your nonpublic personal information, use your nonpublic personal information only for the intended purposes and otherwise abide by applicable law.

How We Obtain Your Nonpublic Personal Information

We collect nonpublic personal information about you from various sources, including documents, new account applications and other information that you or your representatives, custodians, attorneys, accountants or similar parties provide to us, communications that we have with you or your representatives, custodians, attorneys, accountants or similar parties, and documents and other information related to your accounts or investment experience with us.

Please do not hesitate to contact Jacob D. Smith, our Chief Compliance Officer, if you have any questions regarding this privacy notice or the measures we have implemented to protect the privacy of your nonpublic personal information.

U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

LKCM FUNDS

P.O. Box 701

Milwaukee, WI 53201-0701

Officers and Trustees
J. Luther King, Jr., CFA, CIC Trustee, President and Chief Executive Officer	H. Kirk Downey Chairman of the Board	Richard Lenart Secretary & Treasurer

Paul W. Greenwell Vice President	Richard J. Howell Trustee	Jacob D. Smith Chief Financial Officer Chief Compliance Officer

Steven R. Purvis, CFA Trustee, Vice President	Larry J. Lockwood Trustee

Investment Adviser
Luther King Capital Management Corporation 301 Commerce Street, Suite 1600 Fort Worth, TX 76102
Administrator, Transfer Agent, Dividend Paying Agent & Shareholder Servicing Agent
U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701
Custodian
U.S. Bank, N.A. 1555 N. River Center Drive, Suite 302 Milwaukee, WI 53212
Independent Registered Public Accounting Firm
Deloitte & Touche LLP 555 E. Wells St., Suite 1400 Milwaukee, WI 53202
Distributor
Quasar Distributors, LLC 777 East Wisconsin Avenue, Floor 6 Milwaukee, WI 53202

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Richard J. Howell is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. “Other services” provided by the principal accountant were provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2019	FYE 12/31/2018
Audit Fees	$152,000	$130,100
Audit-Related Fees	—	—
Tax Fees	$33,320	$27,065
All Other Fees	—	—

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

1

The percentage of fees billed by Deloitte & Touche LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2019	FYE 12/31/2018
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2019	FYE 12/31/2018
Registrant	$33,320	$27,065
Registrant’s Investment Adviser	—	—

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

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Item 11. Controls and Procedures.

(a)

The registrant’s Chief Executive Officer and Chief Financial Officer have reviewed the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d 15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in reports that it files or submits on Form N-CSR is accumulated and communicated to the registrant’s management, including its principal executive and financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)

(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(1)	Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) LKCM Funds

By (Signature and Title) /s/ J. Luther King, Jr.

J. Luther King, Jr., President

Date  3/3/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ J. Luther King, Jr.

J. Luther King, Jr., President

Date  3/3/2020

By (Signature and Title) /s/ Jacob D. Smith

Jacob D. Smith, Chief Financial Officer

Date  3/3/2020

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